TRANSAMERICA INVESTORS, INC.
Transamerica Premier Funds
Transamerica Premier Cash Reserve Fund
Supplement dated May 1, 2009 to the Prospectus dated May 1, 2009
The following supplements the Prospectus dated May 1, 2009 concerning Transamerica Premier Cash Reserve Fund:
This supplement is effective through September 18, 2009.
Transamerica Cash Reserve Fund (the “Fund”) has enrolled in the Temporary Guarantee Program for money market funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). Under the Program, the Treasury guarantees the $1.00 dollar per share value of Fund shares outstanding as of September 19, 2008, subject to certain terms and limitations.
A shareholder’s holdings in the Fund as of September 19, 2008 represent the maximum amount of assets eligible for reimbursement under the Program. Any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 will not be guaranteed. If the number of Fund shares held in the account fluctuates over the period covered by the Program, shareholders will be covered for either the number of Fund shares held as of the close of business on September 19, 2008, or the current number of Fund shares, whichever is less. If a Fund shareholder closes his or her Fund account, any future investment in the Fund will not be guaranteed under the Program.
The Fund is managed to maintain a stable $1.00 net asset value (“NAV”). Under the Program, the Treasury will guarantee to investors in money market funds managed to maintain a stable $1.00 NAV that, subject to the availability of assets under the Program, in the event that a fund’s NAV should drop below $0.995 and the fund elects to liquidate, eligible fund shareholders would be entitled to receive a payment equal to any shortfall between the amount received upon liquidation and $1.00 per fund share held as of the close of business on September 19, 2008.
The Program will provide coverage for claims up to $50 billion dollars and claims will be paid in the order received until that amount is exhausted. Consequently, participation in the Program does not guarantee that the Fund’s investors will receive a $1.00 NAV upon the redemption, or liquidation of their shares.
The initial term of the Program expired on December 18, 2008. In November 2008, the Treasury extended the Program through April 30, 2009, and the Fund participated in this extension of the Program. On March 31, 2009, the Treasury further extended the Program through September 18, 2009. The Treasury does not have discretion to continue the Program beyond September 18, 2009.
The Fund’s Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to participate in the Program through September 18, 2009. In order to participate in the extended period of the Program, the Fund paid to the Treasury a fee in the amount of 0.015% of the Fund’s net asset value as of the close of business on September 19, 2008. The Fund previously paid fees in the combined amount of 0.025% of the Fund’s net asset value as of the close of business on September 19, 2008 to participate in the Program through April 30, 2009. This expense was borne by the Fund without regard to any expense limitation agreement in effect for the Fund.
Additional information regarding the Program is available at http//www.ustreas.gov.
Investors Should Retain this Supplement for Future Reference

TRANSAMERICA ASSET MANAGEMENT GROUP
Transamerica Funds
Transamerica Series Trust
Transamerica Investors, Inc.
Transamerica Partners Funds Group
Transamerica Partners Funds Group II (each, a “fund”)
Supplement dated August 4, 2009 to the Prospectuses and Statements of Additional Information
     The following supplements the Prospectus and Statement of Additional Information as applicable for each fund listed below on Schedules I, II and III:
     Rationalization. The fund’s Board has approved a number of initiatives designed to achieve a more cohesive, focused and streamlined fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required.
     The following supplements the Prospectus and Statement of Additional Information for each fund listed as a “Target Fund” on Schedule I to this Supplement:
     Reorganization. The fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (the “Destination Fund”) listed opposite the fund on Schedule I in exchange for shares of the Destination Fund. The fund would then be liquidated, and shares of the Destination Fund would be distributed to fund shareholders.
     Under the reorganization, fund shareholders would receive shares of the Destination Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.
     The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders (if so indicated on Schedule I). Materials describing the reorganization are expected to be mailed later in 2009 (early 2010 for Transamerica Series Trust funds). If the closing conditions are satisfied, the reorganization is expected to occur during the fourth quarter of 2009 (second quarter of 2010 for Transamerica Series Trust funds). Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus.
     The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule II to this Supplement:
     Liquidation. The fund’s Board has approved the termination and liquidation of the fund. Effective September 1, 2009, the fund will no longer be accepting purchase orders for its shares. The fund will be liquidated on or about September 30, 2009.
     In order to achieve an orderly liquidation, a portion of the fund’s assets may be converted into cash and/or money market securities prior to September 30, 2009. Should a fund convert its assets to cash and/or money market securities, the fund would no longer be pursuing its stated investment objective.
     The following supplements the Prospectus and Statement of Additional Information for each fund listed on Schedule III to this Supplement:
     New subadviser. The fund’s Board has approved a new subadviser for the fund, as indicated for the fund on Schedule III. In each case the new subadviser is an affiliate of Transamerica. Under the Investment Company Act of 1940, shareholder approval of the agreement with the new subadviser must be obtained, and the Board has authorized seeking such approval. Proxy materials describing the new subadviser are expected to be mailed later in 2009. If shareholder approval is obtained, the new agreement could take effect in the fourth quarter of 2009.

* * *

Date of Prospectus
Fund	and Statement of Additional Information
Transamerica Funds	Prospectus — March 1, 2009
Transamerica American Century Large Company Value	Statement of Additional Information — July 1, 2009
Transamerica Balanced
Transamerica Convertible Securities
Transamerica Diversified Equity
Transamerica Equity
Transamerica Evergreen Health Care
Transamerica Evergreen International Small Cap
Transamerica Flexible Income
Transamerica Growth Opportunities
Transamerica High Yield Bond
Transamerica Legg Mason Partners All Cap
Transamerica Marsico Growth
Transamerica Marsico International Growth
Transamerica Money Market
Transamerica Science & Technology
Transamerica Templeton Global
Transamerica Value Balanced

Transamerica Series Trust	May 1, 2009
Transamerica American Century Large Company Value VP
Transamerica Balanced VP
Transamerica BlackRock Large Cap Value VP
Transamerica Diversified Equity VP
Transamerica Jennison Growth VP
Transamerica Legg Mason Partners All Cap VP
Transamerica Marsico Growth VP
Transamerica Munder Net 50 VP
Transamerica Science & Technology VP
Transamerica T. Rowe Price Equity Income VP
Transamerica T. Rowe Price Growth Stock VP
Transamerica Templeton Global VP
Transamerica Value Balanced VP

Transamerica Investors, Inc.	May 1, 2009
Transamerica Premier Balanced Fund
Transamerica Premier Cash Reserve Fund
Transamerica Premier Diversified Equity Fund
Transamerica Premier Equity Fund
Transamerica Premier Focus Fund
Transamerica Premier Growth Opportunities Fund
Transamerica Premier High Yield Bond Fund
Transamerica Premier Institutional Bond Fund
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Premier Institutional Equity Fund
Transamerica Premier Institutional Small Cap Value Fund

Date of Prospectus
Fund	and Statement of Additional Information
Transamerica Partners Funds Group	May 1, 2009
Transamerica Partners Core Bond
Transamerica Partners Growth
Transamerica Partners Large Growth
Transamerica Partners Large Value
Transamerica Partners Total Return Bond
Transamerica Partners Value

Transamerica Partners Funds Group II	May 1, 2009
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional Growth
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Total Return Bond
Transamerica Partners Institutional Value

Schedule I

Target Fund(s)	Destination Fund

Transamerica Premier Balanced Fund	Transamerica Balanced
Transamerica Value Balanced

Transamerica Premier Cash Reserve Fund*	Transamerica Money Market

Transamerica Premier Diversified Equity Fund	Transamerica Diversified Equity
Transamerica Premier Institutional Diversified Equity Fund
Transamerica Science & Technology
Transamerica Templeton Global

Transamerica Premier Equity Fund	Transamerica Equity
Transamerica Premier Institutional Equity Fund

Transamerica Premier Focus Fund	Transamerica Legg Mason Partners All Cap

Transamerica Premier Growth Opportunities Fund	Transamerica Growth Opportunities

Transamerica Premier High Yield Bond Fund*	Transamerica High Yield Bond

Transamerica Convertible Securities	Transamerica Flexible Income

Transamerica Partners Value	Transamerica Partners Large Value

Transamerica Partners Growth	Transamerica Partners Large Growth

Transamerica Partners Total Return Bond	Transamerica Partners Core Bond

Transamerica Partners Institutional Value	Transamerica Partners Institutional Large Value

Transamerica Partners Institutional Growth	Transamerica Partners Institutional Large Growth

Transamerica Partners Total Institutional Return Bond	Transamerica Partners Institutional Core Bond

*	Requires shareholder approval.

Target Fund(s)	Destination Fund

Transamerica Templeton Global VP	Transamerica Diversified Equity VP
Transamerica Science & Technology VP
Transamerica Munder Net 50 VP*

Transamerica Value Balanced VP	Transamerica Balanced VP

Transamerica American Century Large Company Value VP*	Transamerica BlackRock Large Cap Value VP
Transamerica T. Rowe Price Equity Income VP*

Transamerica Marsico Growth VP	Transamerica Jennison Growth VP
Transamerica T. Rowe Price Growth Stock VP

*	Requires shareholder approval.

Schedule II

Fund

Transamerica American Century Large Company Value

Transamerica Evergreen Health Care

Transamerica Evergreen International Small Cap

Transamerica Marsico Growth

Transamerica Marsico International Growth

Transamerica Premier Institutional Bond Fund

Transamerica Premier Institutional Small Cap Value Fund

Schedule III

Fund	Proposed New Subadviser

Transamerica Legg Mason Partners All Cap	Transamerica Investment Management, LLC

Transamerica Legg Mason Partners All Cap VP	Transamerica Investment Management, LLC
Investors Should Retain this Supplement for Future Reference

PROSPECTUS
INVESTOR CLASS SHARES
MAY 1, 2009

Transamerica Premier Funds Prospectus – Investor Class Shares

TRANSAMERICA PREMIER FUNDS – INVESTOR CLASS SHARES

Prospectus: May 1, 2009

Equity Funds

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Diversified Equity Fund

Combined Equity & Fixed Income Fund

Transamerica Premier Balanced Fund

Fixed Income Funds

Transamerica Premier High Yield Bond Fund

Transamerica Premier Cash Reserve Fund

Neither the U.S. Securities and Exchange Commission (SEC) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Transamerica Premier Funds Prospectus – Investor Class Shares

TABLE OF CONTENTS

SECTION A — FUND DESCRIPTIONS	4
▪ EQUITY FUNDS	4
Transamerica Premier Focus Fund	4
Transamerica Premier Equity Fund	9
Transamerica Premier Growth Opportunities Fund	14
Transamerica Premier Diversified Equity Fund	19
▪ COMBINED EQUITY & FIXED INCOME FUND	24
Transamerica Premier Balanced Fund	24
▪ FIXED INCOME FUNDS	31
Transamerica Premier High Yield Bond Fund	31
Transamerica Premier Cash Reserve Fund	36
SECTION B — SHAREHOLDER INFORMATION	40
▪ INVESTMENT ADVISER	40
Management Fees	40
Management Fees Paid in 2008	40
▪ SUB-ADVISER	40
Sub-Advisory Fees	41
▪ TO CONTACT TRANSAMERICA PREMIER FUNDS	41
▪ OPENING AN ACCOUNT	41
Minimum Investment	41
By Mail	42
Through an Authorized Dealer	42
Buying Shares	42
By Check	42
By Automatic Investment Plan	42
By Telephone	42
Through an Authorized Dealer	42
By the Internet	42
By Payroll Deduction	42
By Wire Transfer	42
Other Information	42
▪ SELLING SHARES	43
Direct Deposit — ACH	43
Direct Deposit — Wire	43
Check to Address of Record	43
Check to Another Party/Address	43
Systematic Withdrawal Plan (by Direct Deposit ACH or Check)	43
Through an Authorized Dealer	43

Transamerica Premier Funds Prospectus – Investor Class Shares

▪ INVOLUNTARY REDEMPTIONS	44
▪ EXCHANGING SHARES	44
▪ FEATURES AND POLICIES	44
Market Timing/Excessive Trading	44
Checkwriting Service (available for Shareholders of Transamerica Premier Cash Reserve Fund only)	45
Customer Service	45
Uncashed Checks Issued on Your Account	45
Minimum Dividend Check Amounts	45
Dividend Payment Schedules	46
Minimum Account Balance	46
Telephone Transactions	46
Retirement and ESA State Street Account Maintenance Fees	46
Professional Fees	46
Signature Guarantee	46
Employer-Sponsored Accounts	47
E-mail Communications	47
Statements and Reports	47
▪ PRICING OF SHARES	47
How Share Price is Determined	47
When Share Price is Determined	47
How NAV is Calculated	47
▪ DISTRIBUTION OF SHARES	48
Distribution Plans	48
▪ UNDERWRITING AGREEMENT	49
▪ DISTRIBUTION AND TAXES	49
Taxes on Distributions in General	49
Taxes on the Sale or Exchange of Shares	49
Withholding Taxes	50
Non-Resident Alien Withholding	50
Other Tax Information	50
▪ INVESTMENT POLICY CHANGES	50
▪ SUMMARY OF BOND RATINGS	50
▪ FINANCIAL HIGHLIGHTS	51
▪ APPENDIX A — MORE ON STRATEGIES AND RISKS	A-1
▪ ADDITIONAL INFORMATION AND ASSISTANCE	Back Cover

Transamerica Premier Funds Prospectus – Investor Class Shares

Listed in this prospectus are the investment objectives and principal investment strategies for Transamerica Premier Focus Fund, Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund, Transamerica Premier Balanced Fund, Transamerica Premier High Yield Bond Fund and Transamerica Premier Cash Reserve Fund (each a “Fund,” and collectively, the “Funds”). The Funds offer Investor Class shares in this prospectus. The Funds are advised by Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) and sub-advised by Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”). The Funds’ investment objectives and strategies are non-fundamental which means that the Board of Directors may change them without shareholder approval.

As with any investment, there can be no guarantee that the Funds will achieve their investment objectives. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; loss of money is a risk of investing in the Funds.

Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (“SAI”) (see back cover).

In addition, we suggest you contact your financial professional or a Transamerica Premier Customer Services Representative, who will assist you.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund

Objective

The Fund seeks to maximize long-term growth.

Principal Strategies and Policies

The Fund invests primarily in domestic equity securities that, in TIM’s opinion, are trading at a material discount to intrinsic value. TIM assesses intrinsic value primarily through discounted cash flow analysis, though acquisition and comparable company valuation analyses may be used to a lesser extent. The Fund generally invests in domestic equity securities of any size. The Fund may also invest up to 10% of its assets in short sale positions. The Fund is non-diversified.

TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. The portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

TIM’s equity management team selects U.S. companies showing:

•	strong potential for shareholder value creation

•	high barriers to competition

•	solid free cash flow generating ability

•	excellent capital allocation discipline

•	experienced management aligned with shareholder interests

TIM seeks out dominant business franchises where the long-term, value-creating potential has not fully been recognized by the market.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

In the event TIM is unable to identify sufficient investments that meet the Fund’s criteria, the Fund may maintain a balance in cash and cash equivalents that may range up to 40% of total assets. Since the Fund may hold as much as 40% in cash or cash equivalents from time to time, it may not perform as favorably as a fund which is invested more fully.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

A “non-diversified” portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio generally may not have more than 25% of its total assets invested in any one issuer, with the exception of securities of the U.S. government and its agencies, and, with respect to 50% of its total assets, may not have more than 5% of its total assets invested in any one issuer with the exception of securities of the U.S. government and its agencies.

Please see Appendix A for more information about investment strategies.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is subject to the following principal risks, as well as other risks described in Appendix A:

Market

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

Stocks

Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund

Value Investing

The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.

Small- or Medium-Sized Companies

Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Short Sales

A short sale may be effected by selling a security that the Fund does not own. In order to deliver the security to the purchaser, the Fund borrows the security, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The Fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. The Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

Derivatives

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

Foreign Securities

Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund

Currency

When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Fixed-Income Securities

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Non-Diversification

As a non-diversified investment company, the Fund can invest a larger percentage of assets in a smaller number of individual companies than a diversified investment company. As a result, any single adverse event affecting a company within the portfolio could negatively impact the value of the Fund’s performance more than it would for a diversified investment company.

Focused Investing

To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

Please also see the Fund’s website at www.transamericafunds.com (select Transamerica Premier Funds) for more information about the Fund.

You may lose money if you invest in this Fund.

These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.

Disclosure of Portfolio Holdings

A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. The Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Past Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance. The Fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”), is a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund

Year-by-Year Total Return as of 12/31 (%)

 Best calendar quarter: 38.39% for quarter ended 12/31/1999

 Worst calendar quarter: (27.55%) for quarter ended 12/31/2000

Average Annual Total Returns (as of 12/31/08)*
	1 Year		5 Years		10 Years
Return Before Taxes	(41.19%	)	0.06%		(0.41%	)
Return After Taxes on Distributions**	(41.81%	)	(0.16%	)	(1.29%	)
Return After Taxes on Distributions and Sale of Fund Shares**	(26.49%	)	(0.03%	)	(0.36%	)
S&P 500 Index†	(37.00%	)	(2.19%	)	(1.38%	)

 *Actual returns may depend on the investor’s individual tax situation and may differ from those shown. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan or an individual retirement account.

 **The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 †The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

Management Fees[1]	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[2]	0.48%

Total Annual Fund Operating Expenses	1.58%
Expense Reduction[3]	0.18%

Net Operating Expenses	1.40%

 1Management fees have been restated to reflect current contractual fees.

 2Other expenses have been restated to reflect expenses the Fund expects to incur during its current fiscal year.

 3Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.40% (other than interest, taxes, brokerage commissions and extraordinary expenses).

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

Example

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund, reinvested all distributions and dividends without a sales charge, and held your shares for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance) and that the Fund’s operating expenses remain the same. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

Investment Period

1 Year	3 Years	5 Years	10 Years

$143	$481	$843	$1,863

The actual expenses may be more or less than those shown.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Focus Fund

Additional Information

Management

Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section entitled “Shareholder Information — Investment Adviser” of this prospectus.

Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025

For additional information about TIM, see the section entitled “Shareholder Information — Sub-Adviser” of this prospectus.

Portfolio Managers

Edward S. Han

Lead Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

Kirk J. Kim

Lead Portfolio Manager (co)

Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. He holds a B.S. in Finance from the University of Southern California. Mr. Kim has 13 years of investment experience.

Joshua D. Shaskan, CFA

Lead Portfolio Manager (co)

Joshua D. Shaskan is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund

Objective

The Fund seeks to maximize long-term growth.

Principal Strategies and Policies

The Fund’s Sub-Adviser, TIM, uses a “bottom-up” approach to investing and builds the Fund’s portfolio one company at a time by investing Fund assets principally in equity securities. When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

TIM generally invests at least 80% of the Fund’s net assets in a diversified portfolio of domestic common stocks. TIM believes in long-term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many of all of the following features:

•	shareholder-oriented management

•	dominance in market share

•	cost production advantages

•	leading brands

•	self-financed growth

•	attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the Fund may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is subject to the following principal risks, as well as other risks described in Appendix A:

Market

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

Stocks

Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

Derivatives

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund

difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

Growth Stocks

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Small- or Medium-Sized Companies

Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Foreign Securities

Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Currency

When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the return of the Fund.

Fixed-Income Securities

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund

pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Focused Investing

To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

Please also see the Fund’s website at www.transamericafunds.com (select Transamerica Premier Funds) for more information about the Fund.

You may lose money if you invest in this Fund.

These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.

Disclosure of Portfolio Holdings

A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. The Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Past Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compare to the returns of broad measures of market performance. The Fund’s primary benchmark, the Russell 1000® Growth Index, and the Fund’s secondary benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”), are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-Year Total Return as of 12/31 (%)

 Best calendar quarter: 29.80% for quarter ended 12/31/1999

 Worst calendar quarter: (23.94%) for quarter ended 12/31/2008

Average Annual Total Returns (as of 12/31/08)*
	1 Year		5 Years		10 Years
Return Before Taxes	(44.74%	)	(1.78%	)	(1.56%	)
Return After Taxes on Distributions**	(44.88%	)	(2.09%	)	(2.27%	)
Return After Taxes on Distributions and Sale of Fund Shares**	(28.89%	)	(1.38%	)	(1.24%	)
Russell 1000® Growth Index†	(38.44%	)	(3.42%	)	(4.27%	)
S&P 500 Index††	(37.00%	)	(2.19%	)	(1.38%	)

 *Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account such as a 401(k) plan or an individual retirement account.

 **The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 †The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

 ††The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering prices)	None
Maximum Deferred Sales Charge (load) (as a % of offering prices)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.23%

Total Annual Fund Operating Expenses[2]	1.33%
Expense Reduction	0.18%

Net Operating Expenses	1.15%

 1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2008, restated to reflect current contractual advisory fees.

 2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.15% (other than interest, taxes, brokerage commissions and extraordinary expenses).

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

Example

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund, reinvested all distributions and dividends without a sales charge, and held your shares for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance) and that the Fund’s operating expenses remain the same. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

Investment Period

1 Year	3 Years	5 Years	10 Years

$117	$404	$712	$1,586

The actual expenses may be more or less than those shown.

Additional Information

Management

Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section entitled “Shareholder Information — Investment Adviser” of this prospectus.

Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025

For additional information about TIM, see the section entitled “Shareholder Information — Sub-Adviser” of this prospectus.

Portfolio Managers

Gary U. Rollé, CFA

Portfolio Manager (lead)

Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.

Geoffrey I. Edelstein, CFA, CIC

Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM’s private separate accounts and sub-advised funds in the Equity discipline.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Equity Fund

Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997, and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children’s agency in California. Mr. Edelstein has 17 years of investment experience.

Edward S. Han

Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

John J. Huber, CFA

Portfolio Manager (co)

John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

Peter O. Lopez

Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997-2000. He holds an M.B.A. in Finance and Accounting from the University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 18 years of investment experience.

Erik U. Rollé

Portfolio Manager (co)

Erik U. Rollé is a Securities Analyst and Co-Portfolio Manager at TIM. He co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism from the University of Colorado at Boulder. Mr. Rollé has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth Opportunities Fund

Objective

The Fund seeks to maximize long-term growth.

Principal Strategies and Policies

The Fund’s Sub-Adviser, TIM, uses a “bottom-up” approach to investing and builds the Fund’s portfolio one company at a time by investing fund assets principally in:

•	equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM, under normal market conditions, invests at least 65% of the Fund’s assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

It is the opinion of TIM that companies with smaller and medium-sized capitalization levels are less actively followed by security analysts, and, therefore, they may be undervalued, providing strong opportunities for a rise in value.

TIM uses a “bottom-up” approach in investing. When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

•	strong potential for steady growth

•	high barriers to competition

•	experienced management incentivized along shareholder interests

While the Fund invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

The Fund may invest in assets its cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is subject to the following principal risks, as well as other risks described in Appendix A:

Market

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

Stocks

Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

Growth Stocks

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Preferred Stocks

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth Opportunities Fund

to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

Warrants and Rights

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

Convertible Securities

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Value Investing

The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.

Derivatives

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, may be subject to or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

Foreign Securities

Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Currency

When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth Opportunities Fund

Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Small- or Medium-Sized Companies

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Fixed-Income Securities

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Please also see the Fund’s website at www.transamericafunds.com (select Transamerica Premier Funds) for more information about the Fund.

You may lose money if you invest in this Fund.

These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.

Disclosure of Portfolio Holdings

A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. The Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Past Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund’s benchmark, the Russell Midcap® Growth Index, is a widely recognized, unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth Opportunities Fund

Year-by-Year Total Return as of 12/31 (%)

 Best calendar quarter: 53.56% for quarter ended 12/31/1999

 Worst calendar quarter: (36.17%) for quarter ended 3/31/2001

Average Annual Total Returns (as of 12/31/08)*
	1 Year		5 Years		10 Years
Return Before Taxes	(40.85%	)	0.13%		2.08%
Return After Taxes on Distributions**	(40.85%	)	(0.01%	)	1.10%
Return After Taxes on Distributions and Sale of Fund Shares**	(26.56%	)	0.19%		1.74%
Russell Midcap® Growth Index†	(44.32%	)	(2.33%	)	(0.19%	)
Russell 2500® Growth Index††	(41.50%	)	(2.24%	)	0.75%

 *Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

 **The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 †The Russell Midcap® Growth Index measures the performance of mid-cap growth companies (mid-cap companies with high price-to-book ratios and high forecasted growth values). Effective September 18, 2008, the Russell Midcap® Growth Index became the Fund’s primary benchmark to better align the Fund’s benchmark to reflect the universe of securities in the Fund’s portfolio.

 ††The Russell 2500® Growth Index is a widely recognized, unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. This index served as the Fund’s primary benchmark prior to September 18, 2008, at which time it was replaced with the Russell Midcap® Growth Index.

These indexes do not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities represented by such indexes.

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

Management Fees[1]	0.85%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[2]	0.53%

Total Annual Fund Operating Expenses	1.63%
Expense Reduction[3]	0.23%

Net Operating Expenses	1.40%

 1Management fees have been restated to reflect current contractual fees.

 2Other expenses have been restated to reflect expenses the Fund expects to incur during its current fiscal year.

 3Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.40%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.40% (other than interest, taxes, brokerage commissions and extraordinary expenses).

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

Example

The table below is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund, reinvested all distributions and dividends without a sales charge, and held your shares for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance) and that the Fund’s operating expenses remain the same. The example assumes no fees

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Growth Opportunities Fund

for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

Investment Period

1 Year	3 Years	5 Years	10 Years

$143	$492	$865	$1,913

The actual expenses may be more or less than those shown.

Transamerica Premier Growth Opportunities Fund

Additional Information

Management

Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section entitled “Shareholder Information — Investment Adviser” of this prospectus.

Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025

For additional information about TIM, see the section entitled “Shareholder Information — Sub-Adviser” of this prospectus.

Portfolio Managers

Edward S. Han

Lead Portfolio Manager (lead)

Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in Economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

John J. Huber, CFA

Lead Portfolio Manager (lead)

John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified Equity Fund

Objective

The Fund seeks to maximize capital appreciation.

Principal Strategies and Policies

The Fund’s Sub-Adviser, TIM, generally invests at least 80% of the Fund’s assets in a diversified portfolio of domestic equity securities. TIM, uses an intrinsic valuation discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. The Fund typically limits its holdings to fewer than 60 companies.

TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual companies. As part of TIM’s strategy, the Fund’s portfolio is constructed one company at a time. Each company passes through a rigorous research process and stands on its own merits as a viable investment in TIM’s opinion.

In projecting cash flows and determining earnings potential, TIM uses multiple factors such as:

•	the quality of the management team

•	the company’s ability to earn returns on capital in excess of the cost of capital

•	competitive barriers to entry

•	the financial condition of the company

To achieve the Fund’s goal, TIM may invest in securities issued by companies of all sizes. Generally, however, TIM will invest in the securities of companies whose market capitalization (total market value of publicly traded securities) is greater than $500 million.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short-term securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is subject to the following principal risks, as well as other risks described in Appendix A:

Market

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

Stocks

Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

Focused Investing

To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

Growth Stocks

Growth securities can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified Equity Fund

Derivatives

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

Small- or Medium-Sized Companies

Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Foreign Securities

Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Value Investing

The value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund may underperform other equity funds that use different investing styles. The Fund may also underperform other equity funds using the value style.

Please also see the Fund’s website at www.transamericafunds.com (select Transamerica Premier Funds) for more information about the Fund.

You may lose money if you invest in this Fund.

These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.

Disclosure of Portfolio Holdings

A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. The Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Past Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year and how the Fund’s average annual total returns for different periods compared to the returns of a broad measure of market performance. The Fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”), is a widely

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified Equity Fund

recognized, unmanaged index of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-Year Total Return as of 12/31 (%)

 Best calendar quarter: 16.18% for quarter ended 3/31/2000

 Worst calendar quarter: (24.40%) for quarter ended 12/31/2008

Average Annual Total Returns (as of 12/31/08)*
	1 Year		5 Years		10 Years

Return Before Taxes	(40.93%	)	(1.18%	)	0.35%
Return After Taxes on Distributions**	(41.24%	)	(1.40%	)	0.15%
Return After Taxes on Distributions and Sale of Fund Shares**	(26.29%	)	(0.96%	)	0.30%
S&P 500 Index†	(37.00%	)	(2.19%	)	(1.38%	)

 *Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

 **The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 †The S&P 500 Index consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.32%

Total Annual Fund Operating Expenses	1.32%
Expense Reduction[2]	0.17%

Net Operating Expenses	1.15%

 1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2008, restated to reflect current contractual advisory fees.

 2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.15%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.15% (other than interest, taxes, brokerage commissions and extraordinary expenses).

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

Example

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund, reinvested all distributions and dividends without a sales charge, and held your shares for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance) and that the Fund’s operating expenses remain the same. The example assumes no fees for IRA accounts.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified Equity Fund

Costs are the same whether you redeem at the end of any period or not.

Investment Period

1 Year	3 Years	5 Years	10 Years

$117	$402	$707	$1,575

The actual expenses may be more or less than those shown.

Additional Information

Management

Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section entitled “Shareholder Information — Investment Adviser” of this prospectus.

Sub-Adviser

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025

For additional information about TIM, see the section entitled “Shareholder Information — Sub-Adviser” of this prospectus.

Portfolio Managers

Gary U. Rollé, CFA

Portfolio Manager (lead)

Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.

Geoffrey I. Edelstein, CFA, CIC

Portfolio Manager (co)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM’s private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997, and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children’s agency in California. Mr. Edelstein has 17 years of investment experience.

Kirk R. Feldhus

Portfolio Manager (co)

Kirk R. Feldhus is a Securities Analyst at TIM. He co-manages institutional and retail portfolios for the diversified equity and all-cap value strategies. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Feldhus served as Vice President at Crystal Cove Capital. He has worked as a research associate at Bank of America Securities and as a management consultant at Ernst & Young. He holds an M.B.A. from The Marshall School at the University of Southern California and earned a B.S. from Colorado State University. Mr. Feldhus has 9 years of investment experience.

Thomas E. Larkin, III

Portfolio Manager (co)

Mr. Larkin co-manages institutional and retail portfolios in the diversified equity strategy. In addition, his senior securities analyst responsibilities include covering the producer durables, autos and transportation, and the materials and processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Larkin interned with Morgan Stanley in the Private Wealth Management Division and with Trust Company of the West as an analyst with their Worldwide Opportunities Emerging Markets Fund. He earned a B.A. in Economics from Duke University. Mr. Larkin is currently a CFA Level I candidate and has 8 years of investment experience.

John D. Lawrence, CFA

Portfolio Manager (co)

John D. Lawrence is a Portfolio Manager at TIM. He has portfolio management responsibilities on sub-advised funds and institutional separate accounts in the Growth Equity discipline. Mr. Lawrence’s analyst responsibilities include covering the Energy, Consumer Discretionary and the Utilities sectors. He joined TIM in 2005 when

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Diversified Equity Fund

the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Lawrence was a Research Associate at Credit Suisse First Boston and an Assistant Vice President at Sanders Morris Harris. He holds an M.B.A. from University of California, Los Angeles and a B.A. from Rice University. Mr. Lawrence has earned the right to use the Chartered Financial Analyst designation and has 8 years of investment experience.

Peter O. Lopez

Portfolio Manager (co)

Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as a Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997-2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 18 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers’ and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

Objective

The Fund seeks to achieve long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.

Principal Strategies and Policies

The Fund’s Sub-Adviser, TIM, seeks to achieve the Fund’s objective by investing primarily in common stocks and bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each portion of the Fund to be flexible in managing the Fund’s assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times, the Fund will hold at least 25% of its assets in non-convertible fixed-income securities.

To achieve its goal, TIM invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM’s equity and fixed-income management teams work together to build a portfolio of growth stocks combined with bonds that TIM considers to be of good credit quality purchased at favorable prices.

When a sub-adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors. TIM uses a “bottom-up” approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The Fund is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

Equity Investments — TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term, above-average rate of return. In projecting cash flows and determining earning potential and valuation, TIM uses multiple factors such as:

•	the quality of the management team

•	the company’s ability to earn returns on capital in excess of the cost of capital

•	competitive barriers to entry

•	the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments — TIM’s bond management team seeks out bonds with credit strength of the quality that it believes could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the Fund. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. TIM analyzes this market information daily, negotiating each trade and buying bonds at the best available prices.

The Fund may invest in mortgage-backed securities and lower-rated bonds. The Fund may also invest in derivative securities, including futures, options and options on futures, swaps and foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

Market

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

Stocks

Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.

Growth Stocks

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

Fixed-Income Securities

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Derivatives

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

Mortgage-Related Securities

Mortgage-related securities in which the Fund may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The Fund’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the Fund to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

Foreign Securities

Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Currency

When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

High-Yield Debt Securities

High-yield debt securities, or junk bonds, are securities which are rated below “investment grade” or, if unrated, are considered by the Sub-Adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s Sub-Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Small- or Medium-Sized Companies

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

Please also see the Fund’s website at www.transamericafunds.com (select Transamerica Premier Funds) for more information about the Fund.

You may lose money if you invest in this Fund.

These and other risks are more fully described in the section entitled “Explanation of Strategies and Risks” in Appendix A of this prospectus.

Disclosure of Portfolio Holdings

A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. The Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Past Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year, and how the Fund’s average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund’s primary benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”), and the Fund’s secondary benchmark, the Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index), are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-Year Total Return as of 12/31 (%)

 Best calendar quarter: 14.63% for quarter ended 12/31/1999

 Worst calendar quarter: (17.27%) for quarter ended 12/31/2008

Average Annual Total Returns (as of 12/31/08)*
	1 Year		5 Years		10 Years
Return Before Taxes	(33.27%	)	(0.51%	)	2.69%
Return After Taxes on Distributions**	(34.01%	)	(1.03%	)	1.78%
Return After Taxes on Distributions and Sale of Fund Shares**	(20.95%	)	(0.44%	)	2.01%
S&P 500 Index†	(37.00%	)	(2.19%	)	(1.38%	)
Barclays Capital U.S. Aggregate Index††	5.24%		4.65%		5.63%
Barclays U.S. Government/Credit Bond Index†††	5.70%		4.64%		5.64%

 *Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

 **The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 †The S&P 500 Index consists of 500 widely held, publicly traded common stocks.

 ††The Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate Index) is a broad-based market index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities, including U.S. Treasury issues, corporate and government-related debt issues, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

 †††The Barclays Capital U.S. Government/Credit Bond Index (formerly, Lehman Brothers U.S. Government/Credit Bond Index), is a broad-based, unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. This Index served as the Fund’s secondary benchmark prior to January 1, 2009.

These indexes do not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities represented by such index.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

Management Fees[1]	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[2]	0.42%

Total Annual Fund Operating Expenses	1.42%
Expense Reduction[3]	0.32%

Net Operating Expenses	1.10%

 1Management fees have been restated to reflect current contractual fees.

 2Other expenses have been restated to reflect expenses the Fund expects to incur during its current fiscal year.

 3Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 1.10%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 1.10% (other than interest, taxes, brokerage commissions and extraordinary expenses).

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

Example

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund, reinvested all distributions and dividends without a sales charge, and held your shares for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance) and that the Fund’s operating expenses remain the same. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

Investment Period

1 Year	3 Years	5 Years	10 Years

$112	$418	$746	$1,674

The actual expenses may be more or less than those shown.

Additional Information

Management

Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section entitled “Shareholder Information — Investment Adviser” of this prospectus.

Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025

For additional information about TIM, see the section entitled “Shareholder Information — Sub-Adviser” of this prospectus.

Portfolio Managers:

Gary U. Rollé, CFA

Portfolio Manager (lead-equity)

Gary U. Rollé is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. He manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rollé joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rollé has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rollé has 41 years of investment experience.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

Greg D. Haendel, CFA

Portfolio Manager (lead-fixed income)

Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

Derek S. Brown, CFA

Portfolio Manager (co-fixed income)

Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Geoffrey I. Edelstein, CFA, CIC

Portfolio Manager (co-equity)

Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. He co-manages institutional and TIM’s private separate accounts and sub-advised funds in the Equity disciplines. Mr. Edelstein’s analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997, and has earned the right to use the Chartered Financial Analyst designation. He is also a member of the Board of Governors’ of the Investment Adviser Association and the Board of Directors of EMQ Families First, the largest children’s agency in California. Mr. Edelstein has 17 years of investment experience.

Edward S. Han

Portfolio Manager (co)

Edward S. Han is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

John J. Huber, CFA

Portfolio Manager (co-equity)

John J. Huber is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in the Large and Mid Growth Equity discipline. Mr. Huber’s analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 10 years of investment experience.

Peter O. Lopez

Portfolio Manager (co-fixed income)

Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997-2000. He holds an M.B.A. in Finance and Accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

Erik U. Rollé

Portfolio Manager (co-equity)

Erik U. Rollé is a Securities Analyst and Co-Portfolio Manager at TIM. He co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rollé worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in Finance and a B.S. in Journalism

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Balanced Fund

from the University of Colorado at Boulder. Mr. Rollé has 6 years of investment experience.

Brian W. Westhoff, CFA

Portfolio Manager (co-fixed income)

Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in Business Administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield Bond Fund

Objective

The Fund seeks to achieve a high total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower-quality securities.

Principal Strategies and Policies

The Fund generally invests at least 80% of its assets in a diversified selection of lower-rated bonds (below investment grade), commonly known as “junk bonds.” These are bonds rated below Baa by Moody’s or below BBB by Standard & Poor’s (see “Summary of Bond Ratings”). The Fund’s Sub-Adviser, TIM, selects bonds that it believes are likely to be upgraded, return high current income, rise in value, and are unlikely to default on payments.

TIM uses a “bottom-up” approach to investing. TIM studies industry and economic trends, but focuses on researching individual issuers. The Fund’s portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

To achieve the Fund’s goal, TIM’s fixed-income management team:

•	Seeks to achieve price appreciation and minimize price volatility by identifying bonds that are likely to be upgraded by qualified rating organizations

•	Employs research and credit analysts who seek to minimize purchasing bonds that default by assessing the likelihood of timely payment of interest and principal

•	Invests Fund assets in convertible and other securities consistent with the objective of high total return

The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.

The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options and swaps, and also in foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is subject to the following principal risks, as well as other risks described in Appendix A:

Your primary risk in investing in the Fund is you could lose money. The value of the Fund can fall if interest rates go up, or if the issuer fails to pay the principal or interest payments when due. Since the Fund invests in lower-rated bonds, it is subject to a greater risk of loss of principal due to an issuer’s non-payment of principal or interest; and its performance is subject to more variance due to market conditions, than a fund investing in higher-rated bonds. You should carefully assess the risks associated with an investment in this Fund.

Market

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

High-Yield Debt Securities

High-yield debt securities, or junk bonds, are securities which are rated below “investment grade” or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund, like the Fund, with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield Bond Fund

securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s Sub-Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Fixed-Income Securities

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

• market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Derivatives

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Sub-Adviser may not make use of derivatives for a variety of reasons.

Convertible Securities

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Foreign Securities

Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield Bond Fund

and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Currency

When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the return of the Fund.

Focused Investing

To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

Please also see the Fund’s website at www.transamericafunds.com (select Transamerica Premier Funds) for more information about the Fund.

You may lose money if you invest in this Fund.

These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.

Disclosure of Portfolio Holdings

A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. The Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Past Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year, and how the Fund’s average annual total returns for different periods compare to the returns of broad measures of market performance. The Fund’s primary benchmark, the Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index, and the Fund’s secondary benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, are widely recognized, unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-Year Total Return as of 12/31 (%)

 Best calendar quarter: 6.49% for quarter ended 6/30/2003

 Worst calendar quarter: (18.18%) for quarter ended 12/31/2008

Average Annual Total Returns (as of 12/31/08)*
	1 Year		5 Years		10 Years
Return Before Taxes	(25.19%	)	(1.40%	)	1.53%
Return After Taxes on Distributions**	(27.51%	)	(3.86%	)	(1.42%	)
Return After Taxes on Distributions and Sale of Fund Shares**	(16.06%	)	(2.34%	)	(0.31%	)
Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index†	(23.63%	)	(0.28%	)	2.47%
Merrill Lynch U.S. High Yield Cash Pay Index††	(26.21%	)	(0.84%	)	2.27%

 *Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield Bond Fund

 **The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 †Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the value-weighted measure of approximately 1,500 BB and B rated bonds.

 ††Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market.

These indexes do not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities it represents.

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

Management Fees	0.53%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.79%

Total Annual Fund Operating Expenses	1.57%
Expense Reduction[2]	0.67%

Net Operating Expenses	0.90%

 1Other expenses have been restated to reflect expenses the Fund expects to incur during its current fiscal year.

 2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.90%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.90% (other than interest, taxes, brokerage commissions and extraordinary expenses).

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

Example

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund, reinvested all distributions and dividends without a sales charge, and held your shares for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance) and that the Fund’s operating expenses remain the same. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

Investment Period

1 Year	3 Years	5 Years	10 Years

$92	$430	$792	$1,811

The actual expenses may be more or less than those shown.

Additional Information

Management

Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section entitled “Shareholder Information—Investment Adviser” of this prospectus.

Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025

For additional information about TIM, see the section entitled ”Shareholder Information — Sub-Adviser” of this prospectus.

Portfolio Managers:

Brian W. Westhoff, CFA

Portfolio Manager (co-lead)

Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in business

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier High Yield Bond Fund

administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

Kirk J. Kim

Portfolio Manager (co-lead)

Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in Finance from the University of Southern California and has 13 years of investment experience.

Peter O. Lopez

Portfolio Manager (co-lead)

Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as a Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997 to 2000. He holds an M.B.A. in Finance and Accounting from The University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

Derek S. Brown, CFA

Portfolio Manager (co)

Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in TIM’s Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Greg D. Haendel, CFA

Portfolio Manager (co)

Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Cash Reserve Fund

Objective

The Fund seeks to maximize current income from money market securities consistent with liquidity and preservation of principal.

Principal Strategies and Policies

This is a money market fund. It invests primarily in a diversified selection of high-quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less. The Sub-Adviser, TIM, looks for securities with minimal credit risk. The Fund maintains an average maturity of 90 days or less.

To achieve its goal, the Fund invests primarily in:

•	Short-term corporate obligations, including commercial paper, notes and bonds

•	Obligations issued or guaranteed by the U.S. and foreign governments and their agencies or instrumentalities

•	Obligations of U.S. and foreign banks or their foreign branches, and U.S. savings banks

•	Repurchase agreements involving any of the securities mentioned above

The Fund seeks to maintain a stable net asset value of $1.00 per share by:

•	Investing in securities which present minimal credit risk

•	Maintaining the average maturity of obligations held in the Fund’s portfolio at 90 days or less

There can be no assurance that the Fund will maintain a net asset value of $1.00 per share.

Bank obligations purchased for the Fund are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the Fund are limited to U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the Fund must be issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the Fund are determined by TIM to present minimal credit risks.

To the extent that the portfolio has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about other investment strategies.

Principal Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that this will be the case, and it is possible to lose money by investing in the Fund. The Fund could underperform other short-term debt instruments or money market funds. The Fund is subject to the following principal investment risks, as well as other risks described in Appendix A:

Market

A decline in the market value of a Fund investment, lack of liquidity in the bond markets or other market events, including the ongoing global financial crisis, could cause the value of your investment in the Fund, or its yield, to decline.

Interest Rates

The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.

The Fund could lose money or underperform other short-term debt instruments or money market funds. When interest rates increase, the value of the Fund’s investments will decline. A decrease in interest rates will result in a lower yield and, when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income.

The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Default or Credit Risk

The Fund is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived creditworthiness of issuers. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded, or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline significantly.

The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Cash Reserve Fund

disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

The credit quality of the Fund’s securities may change rapidly, particularly during periods of market turmoil. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss. Any of these events may cause the portfolio’s share price to go down.

Bank Obligations

If the Fund concentrates in U.S. bank obligations, the Fund will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks’ profitability.

Yield Fluctuation

The Fund invests in short-term money market instruments. As a result, the amount of income paid to you by the Fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 net asset value per share.

Redemption

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.

An investment in this Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Please also see the Fund’s website at www.transamericafunds.com (select Transamerica Premier Funds) for more information about the Fund.

Disclosure of Portfolio Holdings

A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Past Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year, and how the Fund’s average annual total returns for different periods. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. If the Investment Adviser had not waived fees, the aggregate total return of the Fund would have been lower.

Year-by-Year Total Return as of 12/31 (%)

 Best calendar quarter: 1.63% for quarter ended 9/30/2000

 Worst calendar quarter: 0.20% for quarter ended 3/31/2004

Average Annual Total Returns (as of 12/31/2008)*
	1 Year	5 Years	10 Years
Return Before Taxes	2.57%	3.35%	3.47%

 *Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Cash Reserve Fund

Note: The current day and seven-day effective yields were 1.73% and 1.63% for the Investor Class, respectively, as of December 31, 2008.

You can get current yield information for Transamerica Premier Cash Reserve Fund by calling 1-800-89-ASK-US.

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)1

Management Fees	0.33%
Distribution and Service (12b-1) Fees[2]	0.00%
Other Expenses	0.27%

Total Annual Fund Operating Expenses	0.60%
Expense Reduction[3,4]	0.32%

Net Operating Expenses	0.28%

 1Annual Fund operating expenses are based upon the Fund’s expenses for the fiscal year ended December 31, 2008, restated to include an adjustment of 0.02% as a result of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). This adjustment reflects additional costs associated with participating in the Program for the period of January 1, 2009 through September 18, 2009, and are not covered by the contractual expense cap currently in effect.

 2The Fund’s distributor has agreed to waive the distribution fees for the Fund until at least April 30, 2010. This fee waiver may be terminated at any time without notice after April 30, 2010.

 3Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.25%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.25% (other than interest, taxes, brokerage commissions and extraordinary expenses).

 4In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of the Fund. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Fund to TAM or its affiliates. There is no guarantee that the Fund will be able to avoid a negative yield.

A $25 fee is assessed every year against an account that has been open for over 2 years whose balance is less than $1,000.

Example

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund, reinvested all distributions and dividends without a sales charge, and held your shares for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance) and that the Fund’s operating expenses remain the same. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

Investment Period

1 Year	3 Years	5 Years	10 Years

$29	$150	$286	$683

The actual expenses may be more or less than those shown.

Additional Information

Management

Investment Adviser:

Transamerica Asset Management, Inc. (“TAM”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section entitled “Shareholder Information — Investment Adviser” of this prospectus.

Sub-Adviser:

Transamerica Investment Management, LLC (“TIM”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025

For additional information about TIM, see the section entitled “Shareholder Information—Sub-Adviser” of this prospectus.

Transamerica Premier Funds Prospectus – Investor Class Shares

Transamerica Premier Cash Reserve Fund

Portfolio Managers

Greg D. Haendel, CFA

Portfolio Manager (lead)

Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience

Patty Arrieta-Morales

Portfolio Manager (co)

Patty Arrieta-Morales is a Money Market Trader at TIM. Ms. Arrieta-Morales is the Co-Manager of the Transamerica Premier Cash Reserve Fund. She joined TIM in 1998. Ms. Arrieta-Morales holds a B.S. in Accounting from California State University at Los Angeles and has 12 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

INVESTMENT ADVISER

Transamerica Premier Funds’ Board of Directors is responsible for managing the business affairs of Transamerica Premier Funds. The Board oversees the operation of Transamerica Premier Funds by its officers. It also reviews the management of each Fund’s assets by TAM and TIM. You can find additional information about Transamerica Premier Funds’ Directors and officers in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 serves as Investment Adviser for Transamerica Premier Funds. The Investment Adviser hires the Sub-Adviser to furnish investment advice and recommendations and has entered into a sub-advisory agreement with TIM. The Investment Adviser also monitors the Sub-Adviser’s buying and selling of securities and administration of the Funds.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Funds may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits Transamerica Premier Funds and its Investment Adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for a fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Transamerica Investment Management, LLC is an affiliate of TAM and Transamerica Premier Funds.

Management Fees

For its service to each of the Funds, the Investment Adviser is entitled to receive an advisory fee based on an annual percentage of the Fund’s average daily net assets. It is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar funds. The Investment Adviser may waive some or all of its fees from time to time at its discretion.

Management Fees Paid in 2008

For the fiscal year ended December 31, 2008, each Fund paid the following advisory fee as a percentage of the Fund’s average daily net assets, after reimbursement and/or fee waivers (if applicable).

Fund	Percentage

Transamerica Premier Focus Fund	0.80%

Transamerica Premier Equity Fund	0.67%

Transamerica Premier Growth Opportunities Fund	0.80%

Transamerica Premier Diversified Equity Fund	0.58%

Transamerica Premier Balanced Fund	0.58%

Transamerica Premier High Yield Bond Fund	0.06%

Transamerica Premier Cash Reserve Fund	0.01%

A discussion regarding the basis of the Funds’ Board of Directors approval of the Funds’ advisory arrangements is available in the Funds’ annual report for the fiscal year ended December 31, 2008.

Each Fund pays all the costs of its operations that are not assumed by the Investment Adviser, including:

•	custodian

•	legal

•	audit

•	administration

•	registration fees and expenses

•	fees and expenses of directors unaffiliated with the Investment Adviser

Out of its past profits and other available services, the Investment Adviser (or its affiliates) may pay for distribution and for shareholder services with respect to the Funds provided by broker-dealers and other financial intermediaries. These payments are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Funds.

SUB-ADVISER

TIM is the Sub-Adviser to the Funds. TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025. TIM is controlled

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

by Transamerica Investment Services, Inc. (“TISI”). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is a subsidiary of AEGON NV, an international insurance group.

Sub-Advisory Fees

The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM, at the following annual rates:

As a % of Average
Fund	Daily Net Assets

Transamerica Premier Focus Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Equity Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Growth Opportunities Fund	0.85% for the first $1 billion; 0.82% of the next $1 billion and 0.80% of assets in excess of $2 billion
Transamerica Premier Diversified Equity Fund	0.75% for the first $1 billion; 0.72% of the next $1 billion and 0.70% of assets in excess of $2 billion
Transamerica Premier Balanced Fund	0.75% for the first $1 billion; 0.72% of the next $1 billion and 0.70 of assets in excess of $2 billion
Transamerica Premier High Yield Bond Fund	0.53%
Transamerica Premier Cash Reserve Fund	0.33%

TO CONTACT TRANSAMERICA PREMIER FUNDS

• Customer Service:	1-800-892-7587
• Internet:	www.transamericafunds.com
• Fax:	1-866-476-0578
Mailing Address:	Transamerica Premier Funds P.O. Box 219427 Kansas City, MO 64121-9427
Overnight Address:	Transamerica Premier Funds 330 West 9th Street Kansas City, MO 64105

OPENING AN ACCOUNT

Transamerica Premier Funds make opening an account, investing in shares and account management as easy and efficient as possible. For your convenience, the Funds also provide a complete range of services to meet your investment and financial transaction needs.

Fill out the New Account Application which is available on our website.

IRAs and other retirement plan accounts require different applications, which you can request by calling Customer Service or by visiting our website.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Premier Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value (“NAV”) per share.

Minimum Investment

	Minimum	Minimum
	Initial	Subsequent
	Investment	Investment
	(per fund	(per fund
Type of Account	account)	account)
Regular Accounts	$1,000	$50
IRAs (Traditional and Roth) and Coverdell ESAs	$250	$50
Uniform Gift to Minors (“UGMA”) or Transfer to Minors (“UTMA”)	$250	$50
Payroll Deduction and Automatic Investment Plans	$50	$50*

* Minimum per monthly fund account investment.

Note: Transamerica Premier Funds reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part. The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker-dealer firms having applicable selling and wrap agreements with Transamerica Premier Funds and certain qualified retirement plans, excluding IRAs.

The minimum initial and minimum subsequent investment requirements, will be waived (to the extent applicable) with respect to transactions in an account in the Transamerica Premier Equity Fund maintained by Fidelity Management Trust Company (“FMTC”) on behalf of one or more 401(k) or other retirement plans. Net purchase and/or redemption orders forwarded on behalf of plan participants by FMTC with respect to the account will not be considered to be

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

market timing or disruptive trading for purposes of the Fund’s compliance policies, and FMTC’s market timing and disruptive trading policies (and not those of the Fund) will apply to transactions by plan participants.

The Statement of Additional Information contains additional information.

By Mail

•	Send your completed application and check made payable to Transamerica Fund Services, Inc.

Through an Authorized Dealer

•	The dealer is responsible for opening your account and providing Transamerica Premier Funds with your taxpayer identification number.

Buying Shares
Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

By Check

•	Make your check payable and mail to Transamerica Fund Services, Inc.

•	If you are opening a new account, send your completed application along with your check.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Premier Fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Transamerica Premier Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Premier Funds.

By Automatic Investment Plan

•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Premier Funds must receive your payment within three business days after your order is accepted.

By the Internet

•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.

By Payroll Deduction

•	You may have money transferred regularly from your payroll to your Transamerica Premier Funds account. Call Customer Service to establish this deduction.

By Wire Transfer

•	You may request that your bank wire funds to your Transamerica Premier Funds account (note that your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, fund and account numbers.

•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

Transamerica Premier Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege.

SELLING SHARES

Selling shares is also referred to as “redeeming” shares. You can redeem your shares on any day the Funds are open for business.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and are not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To Request Your Redemption and Receive Payment By:

Direct Deposit – ACH

•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Premier Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire

•	You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Premier Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Written Request: Send a letter requesting a withdrawal to Transamerica Premier Funds. Specify the fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners, with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•	You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject To:

•	The type of account you have and if there is more than one shareholder.

•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Premier Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	Each Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Shares will normally be redeemed for cash, although each Fund retains the right to redeem its shares in kind. Please see the SAI for more details.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to signature guarantees later in this prospectus.

INVOLUNTARY REDEMPTIONS

Each Fund reserves the right to close your account if the account value falls below the Fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law.

EXCHANGING SHARES

•	You may request an exchange in writing, by phone or by accessing your account through the internet.

•	You can exchange shares in one fund for shares of another fund offered in this prospectus.

•	The minimum exchange to a new fund account is $1,000, unless your account is a UGMA, UTMA, or IRA, in which event it is $250. If you want to exchange between existing fund accounts, the required minimum will be $50.

•	An exchange is treated as a redemption of a fund’s shares, followed by a purchase of the shares of the fund into which you exchanged. Prior to making exchanges into a fund that you do not own, please read the prospectus carefully.

•	If you exchange all your shares to a new fund, any active systematic plan that you maintain with Transamerica Premier Funds will also carry over to this new fund unless otherwise instructed.

•	Transamerica Premier Funds reserves the right to modify or terminate the exchange privilege at any time upon 60 days written notice.

•	Transamerica Premier Funds reserves the right to deny any request involving transactions between classes of shares.

FEATURES AND POLICIES

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are borne by all shareholders, including long-term investors who do not generate the costs.

Transamerica Premier Funds’ Board of Directors has approved policies that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of any of the Funds.

Each Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the Fund reasonably believes to be in connection with market timing or excessive trading. The Funds generally will consider four or more exchanges between Funds, or frequent purchases and redemptions having a similar effect, during any rolling 90-day period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading authority over multiple accounts). However, the Funds reserve the right to determine less active trading to be “excessive” or related to market timing.

While the Funds discourage market timing and excessive short-term trading, the Funds cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account arrangements. The Funds’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Funds and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Premier Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Premier Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Checkwriting Service (available for shareholders of Transamerica Premier Cash Reserve Fund only)

If you would like to use the checkwriting service, mark the appropriate box on the application or authorization form. Your Transamerica Premier Cash Reserve Fund account must have a minimum balance of $1,000 to establish checkwriting privileges. The Fund will send you checks when it receives these properly completed documents and your check has cleared the 15 day holding period. Checks must be written for at least $250, and investments made by check or ACH must have been in your account for at least 15 calendar days before you can write checks against them. A service fee of $10 applies for those checks written under $250. When the check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account at that day’s net asset value to cover the amount of the check. Checks presented against your account in an amount that exceeds your available balance will be returned for “insufficient funds,” and your account will incur a $20 service fee. Due to dividends accruing on your account, it is not possible to determine your account’s value in advance, so you should not write a check for the entire value of your account or try to close your account by writing a check. A stop payment on a check may be requested for a $20 service fee. The payment of funds is authorized by the signature(s) appearing on the Transamerica Premier Funds application or authorization form. Each signatory guarantees the genuineness of the other signature(s).

The use of checks is subject to the rules of the Transamerica Premier Funds designated bank for its check writing service. Transamerica Premier Funds has chosen UMB Bank, N.A. as its designated bank for this service. UMB Bank, N.A., or its bank affiliate (the “Bank”), is appointed agent by the person(s) signing the Transamerica Premier Funds application or authorization form (the Investor(s)) and, as agent, is authorized and directed upon presentment of checks to the Bank to transmit such checks to Transamerica Premier Funds as requests to redeem shares registered in the name of the Investor(s) in the amounts of such checks.

This checkwriting service is subject to the applicable terms and restrictions, including charges, set forth in this prospectus. The Investor(s) agrees that he/she is subject to the rules, regulations, and laws governing check collection including the Uniform Commercial Code as enacted in the State of Missouri, pertaining to this checkwriting service, as amended from time to time. The Bank and/or Transamerica Premier Funds has the right not to honor checks presented to it and the right to change, modify or terminate this checkwriting service at any time.

The checkwriting service of Transamerica Premier Cash Reserve Fund is not available for IRAs or qualified retirement plans.

Customer Service

Occasionally, Transamerica Premier Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Premier Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the Premier Quote (automated phone system).

Uncashed Checks Issued on Your Account

If any check Transamerica Premier Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the Fund that you held, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Premier Fund, such as the Transamerica Premier Cash Reserve Fund.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

Dividend Payment Schedules:

Fund	When It Pays

Transamerica Premier Focus Fund	Annually

Transamerica Premier Equity Fund	Annually

Transamerica Premier Growth Opportunities Fund	Annually

Transamerica Premier Diversified Equity Fund	Annually

Transamerica Premier Balanced Fund	Annually

Transamerica Premier High Yield Bond Fund	Monthly

Transamerica Premier Cash Reserve Fund	Monthly*

* Accrues daily paid monthly.

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer fund accounts with balances below the stated minimums for each class of shares, Transamerica Premier Funds reserves the right to close such accounts or assess an annual fee on such fund accounts to help offset the costs associated with maintaining the account. Transamerica Premier Funds generally provides a 60-day notification to the address of record prior to assessing a minimum account fee, or closing any account. The following describes the fees assessed against fund accounts with balances below the stated minimum:

Account Balance	Fee Assessment
(per fund account)	(per fund account)

If your balance is below $1,000	$25 fee assessed every year, until balance reaches $1,000

No fees will be charged on:

•	Accounts opened within the preceding 24 months

•	Accounts with an active monthly Automatic Investment Plan or payroll deduction ($50 minimum per fund account)

•	Accounts owned by an individual which, when combined by Social Security Number, have a balance of $5,000 or more

•	Accounts owned by individuals in the same household (by address) that have a combined balance of $5,000 or more

•	UTMA/UGMA accounts (held at Transamerica Premier Funds)

•	State Street Custodial accounts (held at Transamerica Premier Funds)

•	Omnibus and Network Level 3 accounts

•	Accounts for which Transamerica Premier Funds in its discretion has waived the minimum account balance requirement

Telephone Transactions

Transamerica Premier Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”) are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Premier Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Premier Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. Transamerica Premier Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Premier Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Premier Funds account holder’s name does not appear on the check.

The Funds reserve the right to require an original signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of an original signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer-Sponsored Accounts

If you participate in an employer-sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Premier Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-mail Communications

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Statements and Reports

Transamerica Premier Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Premier Funds of any error. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Premier Funds may charge $10 per statement year up to a maximum of $50 per Social Security Number. Financial reports for the Funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by Transamerica Premier Funds or an authorized intermediary.

When Share Price Is Determined

The NAV of the Funds is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares (therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Funds).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

How NAV is Calculated

The NAV of each Fund is calculated by taking the value of its net assets and dividing by the number of shares of the Fund that are then outstanding.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

The Board of Directors has approved procedures to be used to value the Funds’ securities for the purposes of determining the Fund’s NAV. The valuation of securities of the Funds is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the Fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Directors may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; securities for which the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default or for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Funds use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Funds could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Funds determine its NAV.

DISTRIBUTION OF SHARES

Distribution Plans

Shares are available on a no-load basis directly to individuals, companies, retirement programs and other investors from Transamerica Capital, Inc. (“TCI”), the Distributor, 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237.

Each Fund makes payments to TCI according to a plan adopted to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fees paid by each Fund’s shares are used to pay distribution and service fees for the sale and distribution of the Fund’s shares and to pay for non-distribution activities and services provided to shareholders. These services include compensation to financial intermediaries that sell fund shares and/or service shareholder accounts. The annual 12b-1 fee is 0.25% of the average daily net assets of each Fund, except the Transamerica Premier Cash Reserve Fund. These fees accrue daily and are based on an annual percentage of the daily average net assets.

Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In case a Fund is closed to new investors or investments, distribution fees may still be paid under the 12b-1 Plan to compensate for past distribution efforts and ongoing services rendered to shareholders.

From time to time, and for one or more Funds, the Distributor may waive all or any portion of these fees at its discretion. The fee for the Transamerica Premier Cash Reserve Fund is currently being waived

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

until at least April 30, 2010. The Distributor may terminate this waiver at any time after April 30, 2010.

UNDERWRITING AGREEMENT

Transamerica Premier Funds has an Underwriting Agreement with TCI. TCI is an affiliate of Transamerica Investment Management, LLC, TAM and Transamerica Premier Funds. Under this agreement, TCI underwrites and distributes all classes of Fund shares and bears the expenses of offering these shares to the public. The Funds pay TCI, or its agent, fees for its services. Of the distribution and service fees it receives for Investor Class shares, TCI, or its agent, reallows or pays to brokers or dealers who sold them 0.25% of the average daily net assets of those shares.

DISTRIBUTIONS AND TAXES

Taxes on Distributions in General

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although a Fund will not have to pay income tax on amounts it distributes to shareholders, shareholders that are not generally tax-exempt will be taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If a Fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if they received it in the year in which it was declared. Transamerica Premier Cash Reserve Fund pays its dividend distributions monthly.

You normally will be taxed on distributions you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers under current federal income tax law:

•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by a Fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, certain dividends that a Fund receives in respect of stock of certain foreign corporations will be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Note that a shareholder (and the Fund in which the shareholder invests) will have to satisfy certain holding period requirements in order to obtain the benefit of the lower tax rate applicable to qualified dividend income.

•	Other distributions generally will be taxed at the ordinary income tax rate applicable to the shareholder.

A portion of the dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporate shareholders.

Each Fund in which you invest will send you a tax report annually summarizing the amount of and the tax aspects of your distributions.

If you buy shares of any Fund other than Transamerica Premier Cash Reserve Fund shortly before the Fund in which you invest makes a distribution, the distribution may be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account, at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and all tax-deferred account investors should consult their tax advisers regarding their investments in a tax-deferred account.

You must provide your taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service upon your investment in that Fund’s shares.

Taxes on the Sale or Exchange of Shares

If you sell shares of a Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which generally will be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

Note that money market funds typically maintain a stable net asset value of $1.00 per share. Assuming that is the case during the period when you own shares of Transamerica Premier Cash Reserve Fund, then you will typically not recognize gain or loss upon the sale, redemption, or exchange of shares of that Fund.

Withholding Taxes

The Funds may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all distributions and (except for Transamerica Premier Cash Reserve Fund) redemption proceeds payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless you have a broker-dealer firm that submits your account through the National Securities Clearing Corporation, in which your broker-dealer will be required to submit a Foreign Certification Form. Investors changing a mailing address to a non-U.S. address will be required to have a Foreign Certification Form completed and returned to us if they have a broker-dealer before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. resident alien.

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, a Transamerica Premier Fund. More information is provided in the SAI of the Funds. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in Transamerica Premier Funds.

INVESTMENT POLICY CHANGES

Transamerica Premier Equity Fund, Transamerica Premier Growth Opportunities Fund, Transamerica Premier Diversified Equity Fund and Transamerica Premier High Yield Bond Fund, as part of each Fund’s investment policy, invest at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

To the extent authorized by law, Transamerica Premier Funds and each of the Funds reserve the right to discontinue offering shares at any time, to merge a class of shares, or to cease operations entirely.

SUMMARY OF BOND RATINGS

Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody’s Investors Service, Inc. and Standard & Poor’s Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as “junk bonds.”

Standard
Investment Grade	Moody’s	& Poor’s
Highest quality	Aaa	AAA

High quality	Aa	AA

Upper medium	A	A

Medium, speculative features	Baa	BBB

Lower Quality

Moderately speculative	Ba	BB

Speculative	B	B

Very speculative	Caa	CCC

Very high risk	Ca	CC

Highest risk, may not be paying interest	C	C

In arrears or default	C	D

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund’s performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Transamerica Premier Funds’ 2008 Annual Report which is available by request by calling 1-800-892-7587.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Focus Fund
	Investor Class
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2008	2007	2006		2005		2004
Net Asset Value
Beginning of year	$23.64	$19.65	$18.59		$16.01		$13.87

Operations
Net investment loss(a)	(0.10)	(0.11)	(0.11)		(0.06)		(0.07)
Net realized and unrealized gain (loss) on investments	(9.65)	4.11	1.17		2.64		2.21

Total from investment operations	(9.75)	4.00	1.06		2.58		2.14

Dividends/Distributions and Other to Shareholders
Net realized gains on investments	(0.61)	(0.01)	—		—		—

Total dividends/distributions	(0.61)	(0.01)	—		—		—

Net Asset Value
End of year	$13.28	$23.64	$19.65		$18.59		$16.01

Total Return(c)	(41.19% )	20.35%	5.70%		16.12%		15.43%

Ratio and Supplemental Data
Expenses to average net assets:	1.37%	1.18%	1.20%		1.32%		1.36%
Net investment loss, after reimbursement/fee waiver	(0.52% )	(0.50% )	(0.61%	)	(0.38%	)	(0.48%	)
Portfolio turnover rate	66%	51%	46%		67%		64%
Net assets end of year (in thousands)	$50,834	$95,372	$87,200		$111,705		$92,565

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

FINANCIAL HIGHLIGHTS (Continued)

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Equity Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Net Asset Value
Beginning of year	$25.60	$22.52	$22.05	$19.46	$16.90

Operations
Net investment income (loss)(a)	0.06	(0.03)	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	(11.52)	3.45	1.74	3.19	2.58

Total from investment operations	(11.46)	3.42	1.67	3.11	2.56

Dividends/Distributions and Other to Shareholders
Net investment income	(0.05)	—	—	—	—
Net realized gains on investments	(0.19)	(0.34)	(1.20)	(0.52)	—

Total dividends/distributions	(0.24)	(0.34)	(1.20)	(0.52)	—

Net Asset Value
End of year	$13.90	$25.60	$22.52	$22.05	$19.46

Total Return(c)	(44.74% )	15.19%	7.54%	15.96%	15.15%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.15%	1.15%	1.15%	1.09%	1.29%
Before reimbursement/fee waiver	1.30%	1.15%	1.15%	1.09%	1.29%
Net investment income (loss), after reimbursement/fee waiver	0.29%	(0.14% )	(0.28% )	(0.38% )	(0.13%	)
Portfolio turnover rate	47%	40%	37%	32%	34%
Net assets end of year (in thousands)	$507,636	$1,046,412	$570,680	$423,181	$179,454

	Transamerica Premier Growth Opportunities Fund
	Investor Class
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	December 31,	December 31,	December 31,		December 31,		December 31,
	2008	2007	2006		2005		2004
Net Asset Value
Beginning of year	$27.61	$23.50	$22.56		$19.73		$16.99

Operations
Net investment loss(a)	(0.11)	(0.14)	(0.10)		(0.05)		(0.08)
Net realized and unrealized (loss) on investments	(11.17)	5.56	1.04		2.88		2.82

Total from investment operations	(11.28)	5.42	0.94		2.83		2.74

Dividends/Distributions and Other to Shareholders
Net realized gains on investments	—	(1.31)	—		—		—

Total dividends/distributions	—	(1.31)	—		—		—

Net Asset Value
End of year	$16.33	$27.61	$23.50		$22.56		$19.73

Total Return(c)	(40.85% )	23.01%	4.17%		14.36%		16.13%

Ratio and Supplemental Data
Expenses to average net assets:	1.38%	1.17%	1.17%		1.31%		1.36%
Net investment loss, after reimbursement/fee waiver	(0.50% )	(0.52% )	(0.43%	)	(0.24%	)	(0.44%	)
Portfolio turnover rate	56%	77%	64%		52%		37%
Net assets end of year (in thousands)	$78,056	$146,851	$131,991		$152,064		$118,442

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

FINANCIAL HIGHLIGHTS (Continued)

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier Diversified Equity Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Net Asset Value
Beginning of year	$17.15	$14.84	$13.69	$12.70	$11.17

Operations
Net investment income(a)	0.05	0.01	0.01	0.02	0.03
Net realized and unrealized gain (loss) on investments	(7.08)	2.77	1.28	0.99	1.51

Total from investment operations	(7.03)	2.78	1.29	1.01	1.54

Dividends/Distributions and Other to Shareholders
Net investment income	(0.02)	— (b)	—	(0.02)	(0.01)
Net realized gains on investments	(0.28)	(0.47)	(0.14)	—	—

Total dividends/distributions	(0.30)	(0.47)	(0.14)	(0.02)	(0.01)

Net Asset Value
End of year	$9.82	$17.15	$14.84	$13.69	$12.70

Total Return(c)	(40.93% )	18.68%	9.42%	7.93%	13.81%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.15%	1.15%	1.15%	1.10%	1.20%
Before reimbursement/fee waiver	1.29%	1.15%	1.15%	1.31%	1.47%
Net investment income, after reimbursement/fee waiver	0.35%	0.08%	0.04%	0.13%	0.28%
Portfolio turnover rate	44%	29%	36%	35%	30%
Net assets end of year (in thousands)	$194,445	$305,343	$207,607	$148,927	$71,487

	Transamerica Premier Balanced Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Net Asset Value
Beginning of year	$27.14	$25.24	$23.63	$22.60	$20.22

Operations
Net investment income (loss)(a)	0.39	0.33	0.25	0.26	(0.22)
Net realized and unrealized gain (loss) on investments	(9.43)	2.97	1.69	1.04	2.83

Total from investment operations	(9.04)	3.30	1.94	1.30	2.61

Dividends/Distributions and Other to Shareholders
Net investment income	(0.39)	(0.38)	(0.19)	(0.27)	(0.23)
Return of capital	(0.03)	—	—	—	—
Net realized gains on investments	(0.67)	(1.02)	(0.14)	—	—

Total dividends/distributions	(1.09)	(1.40)	(0.33)	(0.27)	(0.23)

Net Asset Value
End of year	$17.01	$27.14	$25.24	$23.63	$22.60

Total Return(c)	(33.27% )	13.04%	8.20%	5.81%	12.92%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	1.10%	1.10%	1.10%	1.08%	1.29%
Before reimbursement/fee waiver	1.24%	1.10%	1.10%	1.14%	1.29%
Net investment income (loss), after reimbursement/fee waiver	1.68%	1.21%	1.02%	1.14%	(1.04% )
Portfolio turnover rate	69%	58%	45%	53%	47%
Net assets end of year (in thousands)	$279,515	$475,238	$376,686	$305,892	$245,138

Transamerica Premier Funds Prospectus – Investor Class Shares

Shareholder Information

FINANCIAL HIGHLIGHTS (Continued)

The following tables includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Transamerica Premier High Yield Bond Fund
	Investor Class
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Net Asset Value
Beginning of year	$7.36	$7.86	$7.71	$8.00	$7.76

Operations
Net investment income(a)	0.57	0.55	0.53	0.50	0.52
Net realized and unrealized gain (loss) on investments	(2.32)	(0.50)	0.14	(0.28)	0.25

Total from investment operations	(1.75)	0.05	0.67	0.22	0.77

Dividends / Distributions and Other to Shareholders
Net investment income	(0.58)	(0.55)	(0.52)	(0.51)	(0.53)

Total dividends/distributions	(0.58)	(0.55)	(0.52)	(0.51)	(0.53)

Net Asset Value
End of year	$5.03	$7.36	$7.86	$7.71	$8.00

Total Return(c)	(25.19% )	0.59%	9.01%	2.93%	10.38%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement/fee waiver	1.37%	1.32%	1.19%	1.34%	1.43%
Net investment income, after reimbursement/fee waiver	8.36%	7.04%	6.81%	6.46%	6.75%
Portfolio turnover rate	82%	89%	127%	93%	152%
Net assets end of year (in thousands)	$6,087	$8,209	$16,418	$12,062	$8,227

	Transamerica Premier Cash Reserve Fund
	Investor Class
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2008		2007	2006	2005	2004
Net Asset Value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Operations
Net investment income(a)	0.03		0.05	0.05	0.03	0.01

Total from investment operations	0.03		0.05	0.05	0.03	0.01

Dividends / Distributions and Other to Shareholders
Net investment income	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Total dividends/distributions	(0.03)		(0.05)	(0.05)	(0.03)	(0.01)

Net Asset Value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(c)	2.57%		5.12%	4.91%	3.06%	1.16%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.26%	(d)	0.25%	0.25%	0.25%	0.25%
Before reimbursement/fee waiver	0.58%	(d)	0.60%	0.68%	0.74%	0.63%
Net investment income, after reimbursement/fee waiver	2.58%		5.01%	4.87%	3.02%	1.13%
Net assets end of year (in thousands)	$69,585		$89,417	$72,834	$39,405	$37,038

 (a)Calculation based on the average number of shares outstanding during the period.
 (b)Rounds to less than $(0.01) per share.
 (c)Total Return represents aggregate total return for each period.
 (d)Inclusive of Money Market Guarantee Expense. The impact of the Money Market Guarantee Expense is 0.01%.

Transamerica Premier Funds Prospectus – Investor Class Shares

Appendix A

More on Strategies and Risks

HOW TO USE THIS SECTION

Descriptions of the principal strategies and risks are provided earlier in this prospectus. Referrals are made to this Appendix for more complete information associated with investing in the Funds. For best understanding, first read the description of the Fund in which you are interested. Then refer to this section to read about the risks particular to that Fund. For additional discussions of strategies and risks, please refer to the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (“1940 Act”) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund’s assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

All of the Funds, except Transamerica Premier Focus Fund, qualify as diversified funds under the 1940 Act.

WHAT IS A NON-DIVERSIFIED FUND?

A “non-diversified” fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities.

Because a fund may invest a relatively large percentage of its assets in a single issuer, a Fund’s performance may be particularly sensitive to change in the value of securities of these issuers.

WHAT IS “BOTTOM-UP” ANALYSIS?

When the investment adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

INVESTING IN COMMON STOCKS

Stocks may be volatile — their prices may go up and down dramatically over the shorter term. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a Fund may hold fluctuate in price, the value of a fund’s investment will go up or down.

INVESTING IN PREFERRED STOCKS

Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

Changes in Interest Rates. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

Lack of Rating. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in

Transamerica Premier Funds Prospectus – Investor Class Shares

order to attract investors. They’re considered riskier because of the higher possibility of default or loss of liquidity.

Low Quality. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility; and are less liquid than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a Fund’s Sub-Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash). Please see Appendix A of the SAI for a description of corporate bond ratings.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

GROWTH INVESTING

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

INVESTING IN SMALL- AND MID-CAPITALIZATION COMPANIES

Investment in small- and mid-capitalization companies, particularly developing companies, involves a substantial risk of loss. Small- and mid-cap companies and the market for their equity securities are more likely to be more sensitive to changes in earnings results and investor expectations. These companies are also likely to have more limited product lines, capital resources and management depth than larger companies.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when a Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may outperform or underperform other funds that employ a different investment style. The Fund may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

Changes In Currency Values. Foreign securities may be sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your fund shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some funds also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund may incur costs when it converts other currencies into dollars, and vice-versa.

Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. A fund’s investments in

Transamerica Premier Funds Prospectus – Investor Class Shares

foreign currency-denominated securities may reduce the returns of the fund.

Different Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

Less Information Available To The Public. Foreign companies usually make far less information available to the public.

Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

More Complex Negotiations. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

Settlement Delays. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

Higher Custodial Charges. Fees charged by the Fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

Vulnerability To Seizure And Taxes. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

Political Instability And Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before your transaction occurs.

Currency Hedging. A Fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a Fund’s currency exposure from one currency to another removes the Fund’s opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the sub-adviser’s projection of future exchange rates is inaccurate.

Emerging Markets Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries typically are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

INVESTING IN DERIVATIVES

Certain of the Funds use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involve additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a Fund may incur substantial losses.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Funds:

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Transamerica Premier Funds Prospectus – Investor Class Shares

Subordination Risk. Some funds may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of a Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Leverage Risk. When a Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. A Fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Lack Of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

Market And Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way that is detrimental to a Fund’s interest. If a fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SHORT SALES

A short sale may be effected by selling a security that the Fund does not own. In order to deliver the security to the purchaser, the Fund borrows the security, typically from a broker-dealer or an institutional investor. The Fund later closes out the position by returning the security to the lender. If the price of the security sold short increases, the Fund would incur a loss; conversely, if the price declines, the Fund will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The Fund’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only

Transamerica Premier Funds Prospectus – Investor Class Shares

long positions. The Fund may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transactions costs than typical long-only investing.

A short sale may also be effected “against the box” if, at all times when the short position is open, the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the Fund were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some Funds invest in “Fixed-Income Instruments,” which include, among others:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-back securities;

•	inflation-indexed bonds issued by governments and corporations;

•	structures notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk; fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Some Funds also may invest in derivatives based on fixed-income instruments.

PORTFOLIO TURNOVER

A Fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these funds. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a Fund. The Funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

NOTICE OF PRIVACY POLICY

At Transamerica Premier Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address and account number;

•	Information we receive from you on applications or other forms, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain written, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-800-892-7587, Monday through Friday from 8 a.m. to 7 p.m. Eastern time.

Note: This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of Transamerica Premier Funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

THIS PAGE IS NOT PART OF THIS PROSPECTUS

ADDITIONAL INFORMATION AND ASSISTANCE

Transamerica Premier Funds
P.O. Box 219427, Kansas City,
MO 64121-9427
Customer Service: 1-800-89-ASK-US (1-800-892-7587)
www.transamericafunds.com

ADDITIONAL INFORMATION about Transamerica Premier Funds is contained in the annual and semi-annual reports to shareholders and in the Statement of Additional Information (“SAI”) dated May 1, 2009, which is incorporated by reference into this prospectus. In the Transamerica Premier Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected Transamerica Premier Funds’ performance during the last fiscal year.

You may also call 1-800-89-ASK-US (1-800-892-7587) or visit the Transamerica Premier Funds’ website at www.transamericafunds.com (select Transamerica Premier Funds) to request this additional information about the Transamerica Premier Funds without charge or to make shareholder inquiries.

Other information about Transamerica Premier Funds has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about Transamerica Premier Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the public reference room may be obtained by calling the SEC at 202-551-8090. Information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, or by electronic request at publicinfo@sec.gov.

Reports and other information about Transamerica Premier Funds are also available on the SEC’s internet site at http://www.sec.gov.

For more information about Transamerica Premier Funds, you may obtain a copy of the SAI or the annual and semi-annual reports, without charge, or to make other inquiries about Transamerica Premier Funds, call or write to Transamerica Premier Funds at the phone number or address listed above.

Distributor: Transamerica Capital, Inc.
TPINV0509
The Investment Company Act File Number for Transamerica Investors, Inc. is 811-09010

Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

TRANSAMERICA PREMIER FUNDS – INSTITUTIONAL CLASS SHARES

Prospectus: May 1, 2009

Transamerica Premier High Yield Bond Fund

Neither the U.S. Securities and Exchange Commission (SEC) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

TABLE OF CONTENTS

SECTION A — FUND DESCRIPTION	4
Transamerica Premier High Yield Bond Fund	4

SECTION B — SHAREHOLDER INFORMATION	9

▪ INVESTMENT ADVISER	9
Management Fees	9
Management Fees Paid in 2008	9

▪ SUB-ADVISER	9
Sub-Advisory Fees	10

▪ TO CONTACT TRANSAMERICA PREMIER FUNDS	10

▪ OPENING AN ACCOUNT	10
Minimum Investment	10
By Mail	10
Through an Authorized Dealer	10
Buying Shares	10
By Check	10
By Automatic Investment Plan	10
By Telephone	10
Through an Authorized Dealer	11
By the Internet	11
By Wire Transfer	11
Other Information	11

▪ SELLING SHARES	11
Direct Deposit — ACH	11
Direct Deposit — Wire	11
Check to Address of Record	11
Check to Another Party/Address	12
Systematic Withdrawal Plan (by Direct Deposit ACH or Check)	12
Through an Authorized Dealer	12

▪ INVOLUNTARY REDEMPTIONS	12

1

Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

▪ FEATURES AND POLICIES	12
Market Timing/Excessive Trading	12
Customer Service	13
Uncashed Checks Issued on Your Account	13
Minimum Dividend Check Amounts	13
Dividend Payment Schedule	13
Minimum Account Balance	13
Telephone Transactions	13
Retirement and ESA State Street Account Maintenance Fees	13
Professional Fees	14
Signature Guarantee	14
Employer-Sponsored Accounts	14
E-mail Communications	14
Statements and Reports	14
▪ PRICING OF SHARES	14
How Share Price Is Determined	14
When Share Price Is Determined	14
How NAV is Calculated	15

▪ DISTRIBUTIONS AND TAXES	15
Taxes on Distributions in General	15
Taxes on the Sale or Exchange of Shares	16
Withholding Taxes	16
Non-Resident Alien Withholding	16
Other Tax Information	17

▪ INVESTMENT POLICY CHANGES	17

▪ SUMMARY OF BOND RATINGS	17

▪ FINANCIAL HIGHLIGHTS	18

▪ APPENDIX A — MORE ON STRATEGIES AND RISKS	A-1

▪ ADDITIONAL INFORMATION AND ASSISTANCE	Back Cover

2

Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Listed in this prospectus is the investment objective and principal investment strategies for Transamerica Premier High Yield Bond Fund (the “Fund”). The Fund offers Institutional Class shares in this prospectus. The Fund is advised by Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”) and sub-advised by Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”). The Fund’s investment objective and strategies are non-fundamental, which means that the Board of Directors may change them without shareholder approval.

As with any investment, there can be no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; loss of money is a risk of investing in the Fund.

Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (“SAI”) (see back cover).

In addition, we suggest you contact your financial professional or a Transamerica Premier Customer Service Representative, who will assist you.

3

Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Transamerica Premier High Yield Bond Fund

Objective

The Fund seeks to achieve a high total return (income plus capital appreciation) by investing primarily in debt instruments and convertible securities, with an emphasis on lower-quality securities.

Principal Strategies and Policies

The Fund generally invests at least 80% of its assets in a diversified selection of lower-rated bonds (below investment grade), commonly known as “junk bonds.” These are bonds rated below Baa by Moody’s or below BBB by Standard & Poor’s (see “Summary of Bond Ratings”). The Fund’s Sub-Adviser, TIM, selects bonds that it believes are likely to be upgraded, return high current income, and rise in value, and are unlikely to default on payments.

TIM uses a “bottom-up” approach to investing. TIM studies industry and economic trends, but focuses on researching individual issuers. The Fund’s portfolio is constructed one company at a time. Each company passes through a research process and stands on its own merits as a viable investment in TIM’s opinion.

To achieve the Fund’s goal, TIM’s fixed-income management team:

•	Seeks to achieve price appreciation and minimize price volatility by identifying bonds that are likely to be upgraded by qualified rating organizations

•	Employs research and credit analysts who seek to minimize purchasing bonds that default by assessing the likelihood of timely payment of interest and principal

•	Invests Fund assets in convertible and other securities consistent with the objective of high total return

The interest rates on short-term obligations held in the Fund’s portfolio will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates.

The ability of the Fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

Consistent with the Fund’s objective and other policies, TIM may, but need not, invest in derivatives, including futures, forwards, options, and swaps, and may also invest in foreign securities.

The Fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the Fund may do so without limit. Although the Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the Fund has any uninvested cash, the Fund would also be subject to risk with respect to the depository institution holding the cash.

Please see Appendix A for more information about investment strategies.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is subject to the following principal risks, as well as other risks described in Appendix A:

Market

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

High-Yield Debt Securities

High-yield debt securities, or junk bonds, are securities which are rated below “investment grade” or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A fund, like the Fund, with high-yield debt securities may be more susceptible to credit risk and market risk than a fund that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Fund’s Sub-Adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

4

Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Transamerica Premier High Yield Bond Fund

Fixed-Income Securities

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Derivatives

The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. The Fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the Fund’s net asset value. Even a small investment in derivatives can have a disproportionate impact on the Fund. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the Fund. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the Fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. The Fund could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The Fund’s Sub-Adviser may not make use of derivatives for a variety of reasons.

Convertible Securities

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

Foreign Securities

Investments in foreign securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

•	different accounting and reporting practices

•	less information available to the public

•	less (or different) regulation of securities markets

•	more complex business negotiations

•	less liquidity

5

Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Transamerica Premier High Yield Bond Fund

•	more fluctuations in prices

•	delays in settling foreign securities transactions

•	higher costs for holding shares (custodial fees)

•	higher transaction costs

•	vulnerability to seizure and taxes

•	political or financial instability and small markets

•	different market trading days

Currency

When the Fund invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

Focused Investing

To the extent the Fund invests in a limited number of issuers, its performance may be more volatile than funds that hold a greater variety of securities.

Please also see the Fund’s website at www.transamericafunds.com (select Transamerica Premier Funds) for more information about the Fund.

You may lose money if you invest in this Fund.

These and other risks are more fully described in the section entitled “More on Strategies and Risks” in Appendix A of this prospectus.

Disclosure of Portfolio Holdings

A detailed description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information. In addition, investors should note that the Fund publishes its holdings on its website at www.transamericafunds.com (select Transamerica Premier Funds) 25 days after the end of each month. Such information will generally remain online for six months or as otherwise consistent with applicable regulations.

Past Performance

The bar chart and the table below provide some indication of the risks of investing in the Fund by showing you how the Fund’s performance has varied from year to year, and how the Fund’s average annual total returns for different periods compared to the returns of broad measures of market performance. The Fund’s primary benchmark, the Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index, and the Fund’s secondary benchmark, the Merrill Lynch U.S. High Yield Cash Pay Index, are widely recognized unmanaged indexes of market performance. Absent any limitation of the Fund’s expenses, total returns would be lower. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results.

Year-by-Year Total Return as of 12/31 (%)

 Best calendar quarter: 6.60% for quarter ended 6/30/2003

 Worst calendar quarter: (18.29%) for quarter ended 12/31/2008

Average Annual Total Returns Since Inception (as of 12/31/08)*
	1 Year		5 Years		10 Years

Return Before Taxes	(25.13%	)	(1.17%	)	1.74%
Return After Taxes on Distributions**	(27.53%	)	(3.75%	)	(1.32%	)
Return After Taxes on Distributions and Sale of Fund Shares**	(16.01%	)	(2.20%	)	(0.20%	)
Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index†	(23.63%	)	(0.28%	)	2.47%
Merrill Lynch U.S. High Yield Cash Pay Index††	(26.21%	)	(0.84%	)	2.27%

 *Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account.

 **The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

 †Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index is an unmanaged index comprised of the value-weighted measure of approximately 1,500 BB and B rated bonds

 ††Merrill Lynch U.S. High Yield Cash Pay Index is an unmanaged portfolio constructed to mirror the public high-yield debt market

These indexes do not reflect any commissions, fees or taxes which would be incurred by an investor purchasing the securities represented by such indexes.

6

Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Transamerica Premier High Yield Bond Fund

Fees and Expenses

The table below provides a breakdown of the expenses you may pay if you invest in shares of the Fund. This table sets forth the estimated fees and expenses you may pay if you invest in the Fund’s shares, and, unless otherwise indicated, reflects expenses incurred by the Fund during its fiscal year ended December 31, 2008. Actual expenses may vary significantly.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

Management Fees	0.53%
Distribution and Service (12b-1) Fees	N/A
Other Expenses[1]	0.15%

Total Annual Fund Operating Expenses	0.68%
Expense Reduction[2]	0.03%

Net Operating Expenses	0.65%

 1Other expenses have been restated to reflect expenses the Fund expects to incur during its current fiscal year.

 2Through an expense limitation agreement, TAM has contractually agreed, through April 30, 2010, to waive part of its advisory fee and/or to reimburse any other operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed 0.65%. To the extent that TAM waives fees or reduces fees, TIM will reimburse TAM for the total amount of such waiver or reduction. TAM is entitled to reimbursement by the Fund of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement on any day the estimated annualized Fund operating expenses are less than 0.65% (other than interest, taxes, brokerage commissions and extraordinary expenses).

Example

The table below is to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

The example assumes that you make a one-time investment of $10,000 in the Fund, reinvested all distributions and dividends without a sales charge, and held your shares for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return (this assumption is required by the SEC and is not a prediction of the Fund’s future performance) and that the Fund’s operating expenses remain the same. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not.

Investment Period

1 Year	3 Years	5 Years	10 Years

$66	$215	$376	$844

The actual expenses may be more or less than those shown.

Additional Information

Management

Investment Adviser:

Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”)
570 Carillon Parkway
St. Petersburg, FL 33716

For additional information about TAM, see the section entitled “Shareholder Information — Investment Adviser” of this prospectus.

Sub-Adviser:

Transamerica Investment Management, LLC (“TIM” or the “Sub-Adviser”)
11111 Santa Monica Blvd., Suite 820
Los Angeles, CA 90025

For additional information about TIM, see the section entitled “Shareholder Information — Sub-Adviser” of this prospectus.

Portfolio Managers

Brian W. Westhoff, CFA

Portfolio Manager (co-lead)

Brian W. Westhoff is a Portfolio Manager at TIM. Prior to joining TIM in 2003, Mr. Westhoff worked as an Equity Research Intern with Credit Suisse Asset Management, as a Fixed Income Investment Analyst at St. Paul Companies, and as an Argentine/Oil and Gas Equity Research Intern with Merrill Lynch in Argentina. He holds an M.B.A. from Thunderbird, the Garvin Graduate School of International Management, and received a B.S. in business administration from Drake University. Mr. Westhoff has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

Kirk J. Kim

Portfolio Manager (co-lead)

Kirk J. Kim is Principal and Portfolio Manager at TIM. He manages sub-advised funds and institutional separate accounts in TIM’s Convertible Securities discipline and is a member of TIM’s

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Transamerica Premier High Yield Bond Fund

Concentrated All Cap Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in Finance from the University of Southern California and has 13 years of investment experience.

Peter O. Lopez

Portfolio Manager (co-lead)

Peter O. Lopez is Principal and Director of Research at TIM. He co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as a Senior Fixed Income Analyst for Transamerica Investment Services, Inc. from 1997–2000. He holds an M.B.A. in Finance and Accounting from the University of Michigan and received a B.A. in Economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

Derek S. Brown, CFA

Portfolio Manager (co)

Derek S. Brown is a Portfolio Manager and Director of Fixed Income at TIM. He manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

Greg D. Haendel, CFA

Portfolio Manager (co)

Greg D. Haendel is a Portfolio Manager at TIM. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund.

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

INVESTMENT ADVISER

Transamerica Premier Funds’ Board of Directors is responsible for managing the business affairs of Transamerica Premier Funds. The Board oversees the operation of Transamerica Premier Funds by its officers. It also reviews the management of each Fund’s assets by TAM and TIM. You can find additional information about Transamerica Premier Funds’ Directors and officers in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 serves as Investment Adviser for Transamerica Premier Funds. The Investment Adviser hires the Sub-Adviser to furnish investment advice and recommendations and has entered into a sub-advisory agreement with TIM. The Investment Adviser also monitors the Sub-Adviser’s buying and selling of securities and administration of the Fund.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA, is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

The Fund may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits Transamerica Premier Funds and its Investment Adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1)	employ a new unaffiliated sub-adviser for the Fund pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2)	materially change the terms of any sub-advisory agreement; and

(3)	continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Transamerica Investment Management, LLC is an affiliate of TAM and Transamerica Premier Funds.

Management Fees

For its services to the Fund, the Investment Adviser is entitled to receive an advisory fee based on an annual percentage of the Fund’s average daily net assets. It is accrued daily and paid monthly. The fees may be higher than the average advisory fee paid to the investment advisers of other similar funds. The Investment Adviser may waive some or all of its fees from time to time at its discretion.

Management Fees Paid in 2008

For the fiscal year ended December 31, 2008, the Fund paid the following advisory fee as a percentage of the Fund’s average daily net assets, after reimbursement and/or fee waivers (if applicable).

Fund	Percentage

Transamerica Premier High Yield Bond Fund	0.53%

A discussion regarding the basis of the Fund’s Board of Directors approval of the Fund’s advisory arrangements is available in the Fund’s annual report for the fiscal year ended December 31, 2008.

The Fund pays all the costs of its operations that are not assumed by the Investment Adviser, including:

•	custodian

•	legal

•	audit

•	administration

•	registration fees and expenses

•	fees and expenses of directors unaffiliated with the Investment Adviser

Out of its past profits and other available sources, the Investment Adviser (or its affiliates) may pay for distribution and for shareholder services with respect to the Fund provided by broker/dealers and other financial intermediaries. These payments are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the Fund.

SUB-ADVISER

TIM is the Sub-Adviser to the Fund. TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025. TIM is controlled by Transamerica Investment Services, Inc. (“TISI”). TISI is a subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, CA 94111. Transamerica Corporation is a subsidiary of AEGON NV, an international insurance group.

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

Sub-Advisory Fees

The Sub-Adviser receives compensation, calculated daily and paid monthly, from TAM, at the following annual rate:

As a % of Average
Fund	Daily Net Assets
Transamerica Premier High Yield Bond Fund	0.53%

TO CONTACT TRANSAMERICA PREMIER FUNDS

• Customer Service:	1-800-892-7587
• Internet:	www.transamericafunds.com
• Fax:	1-866-476-0578
Mailing Address:	Transamerica Premier Funds P.O. Box 219427 Kansas City, MO 64121-9427
Overnight Address:	Transamerica Premier Funds 330 West 9th Street Kansas City, MO 64105

OPENING AN ACCOUNT

Transamerica Premier Funds makes opening an account, investing in shares and account management as easy and efficient as possible. For your convenience, the Fund also provides a complete range of services to meet your investment and financial transaction needs.

Note: To help the U.S. government fight the funding of terrorism and money laundering activities, the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. On your application, be sure to include your name, date of birth (if an individual), residential address and Social Security Number or taxpayer identification number. If there are authorized traders on your account, please provide this information for each trader. If you do not provide this information, your account will not be established. If Transamerica Premier Funds cannot verify your identity within 30 days from the date your account is established, your account may be closed based on the next calculated net asset value (“NAV”) per share.

Minimum Investment

The minimum initial investment is $1,000,000. The minimum initial investment may be waived from time to time by Transamerica Premier Funds at its discretion.

The minimum initial and minimum subsequent investment requirements have been waived for wrap programs at broker/dealer firms having applicable selling and wrap agreements with the Fund and certain qualified retirement plans, excluding IRAs.

The Statement of Additional Information contains additional information.

By Mail

•	Send your completed application and check made payable to Transamerica Fund Services, Inc.

Through an Authorized Dealer

•	The dealer is responsible for opening your account and providing Transamerica Premier Funds with your taxpayer identification number.

Buying Shares
Purchase requests initiated through an automated service that exceed $50,000 per day are not permitted and must be submitted in writing.

By Check

•	Make your check payable and mail to Transamerica Fund Services, Inc.

•	If you are opening a new account, send your completed application along with your check.

•	If you are purchasing shares in an existing account(s), please reference your account number(s) and the Transamerica Premier Fund(s) you wish to invest in. If you do not specify the fund(s) in which you wish to invest, and your referenced account is invested in one fund, your check will be deposited into such fund.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Transamerica Premier Funds does not accept money orders, traveler’s checks, starter checks, credit card convenience checks or cash. Cashier’s checks and third-party checks may be accepted, subject to approval by Transamerica Premier Funds.

By Automatic Investment Plan

•	With an Automatic Investment Plan (“AIP”), a level dollar amount is invested monthly and payment is deducted electronically from your bank account. Due to your bank’s requirements, please allow up to 30 days for your AIP to begin. Investments may be made between the 3rd and 28th of each month only, and will occur on the 15th if no selection is made. Call Customer Service for information on how to establish an AIP or visit our website to obtain an AIP request form.

By Telephone

•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before Automated Clearing House (“ACH”) purchases will be accepted. Call Customer Service or visit our website for information on how

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

to establish an electronic bank link. Due to your bank’s requirements, please allow up to 30 days to establish this option.

Through an Authorized Dealer

•	If your dealer has already established your account for you, no additional documentation is needed. Call your dealer to place your order. Transamerica Premier Funds must receive your payment within three business days after your order is accepted.

By the Internet

•	You may request an electronic transfer of funds from your bank account to your Transamerica Premier Funds account. The electronic bank link option must be established in advance before ACH purchases will be accepted. Call Customer Service or visit our website for information on how to establish an electronic bank link.

By Wire Transfer

•	You may request that your bank wire funds to your Transamerica Premier Funds account (your bank may charge a fee for such service). You must have an existing account to make a payment by wire transfer. Ask your bank to send your payment to:

Bank of America, NA, Charlotte, NC, ABA# 0260-0959-3, DDA# 5486005475. Provide shareholder name, fund and account numbers.

•	Shares will be purchased at the next determined NAV after receipt of your wire if you have supplied all other required information.

Other Information

If your check, draft or electronic transfer is returned unpaid by your bank, you will be charged a fee of $20 for each item that has been returned.

Transamerica Premier Funds reserves the right to terminate your electronic draft privileges if the drafts are returned unpaid by your bank.

Transamerica Premier Funds or its agents may reject a request for purchase of shares at any time, in whole or in part, including any purchase under the exchange privilege.

SELLING SHARES

Selling shares is also referred to as “redeeming” shares. You can redeem your shares on any day the Fund is open for business.

Proceeds from the redemption of your shares will usually be sent within three business days after receipt in good order of your request for redemption (unless you request to receive payment by wire or another option described below). However, Transamerica Premier Funds has the right to take up to seven days to pay your redemption proceeds, and may postpone payment under certain circumstances, as authorized by law. In cases where shares have recently been purchased and the purchase money is not yet available, redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply. Shares purchased by wire are immediately available and not subject to the 15 day holding period.

Please note that redemption requests greater than $50,000 per day must be submitted in writing. In addition, amounts greater than $50,000 cannot be sent via ACH (check or federal funds wire only). Additionally, requests totaling more than $100,000 must be in writing with an original signature guarantee by all shareholders.

The electronic bank link option must be established in advance for payments made electronically to your bank such as ACH or expedited wire redemptions. Call Customer Service to verify this feature is in place on your account or to obtain information on how to establish the electronic bank link.

To Request Your Redemption and Receive Your Payment By:

Direct Deposit – ACH

•	You may request an “ACH redemption” in writing, by phone or by internet access to your account. Payment should usually be received by your bank account 2-4 banking days after your request is received in good order. Transamerica Premier Funds does not charge for this payment option. Certain IRAs and qualified retirement plans may not be eligible via the internet.

Direct Deposit – Wire

•	You may request an expedited wire redemption in writing or by phone. The electronic bank link option must be established in advance. Otherwise, an original signature guarantee will be required. Wire redemptions have a minimum of $1,000 per wire. Payment should be received by your bank account the next banking day after your request is received in good order. Transamerica Premier Funds charges $10 for this service. Your bank may charge a fee as well.

Check to Address of Record

•	Written Request: Send a letter requesting a withdrawal to Transamerica Premier Funds. Specify the fund, account number and dollar amount or number of shares you wish to redeem. Be sure to include all shareholders’ signatures and any additional documents, as well as an original signature guarantee(s) if required. If you are requesting a distribution from an IRA, federal tax withholding of 10% will apply unless you elect otherwise. If you elect to withhold, the minimum tax withholding rate is 10%.

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

•	Telephone or Internet Request: You may request your redemption by phone or internet. Certain IRAs and qualified retirement plans may not be eligible.

Check to Another Party/Address

•	This request must be in writing, regardless of amount, signed by all account owners with an original signature guarantee.

Systematic Withdrawal Plan (by Direct Deposit ACH or Check)

•	You can establish a Systematic Withdrawal Plan (“SWP”) either at the time you open your account or at a later date. Call Customer Service for information on how to establish a SWP or visit our website to obtain the appropriate form to complete.

Through an Authorized Dealer

•	You may redeem your shares through an authorized dealer. (They may impose a service charge.) Contact your Registered Representative or call Customer Service for assistance.

Your Request to Sell Your Shares and Receive Payment May Be Subject To:

•	The type of account you have and if there is more than one shareholder.

•	The dollar amount you are requesting; redemptions over $50,000 must be in writing and those redemptions totaling more than $100,000 require a written request with an original signature guarantee for all shareholders on the account.

•	A written request or an original signature guarantee may be required if there have been recent changes made to your account (such as an address change) or other such circumstances. For your protection, if an address change was made in the last 10 days, Transamerica Premier Funds requires a redemption request in writing, signed by all account owners with an original signature guarantee.

•	When redeeming all shares from an account with an active AIP, your AIP will automatically be stopped. Please contact Customer Service if you wish to re-activate your AIP.

•	The Fund reserves the right to refuse a telephone redemption request if it is believed it is advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

•	Redemption proceeds will be withheld for 15 calendar days from the date of purchase for funds to clear. Certain exceptions may apply.

•	Shares will normally be redeemed for cash, although the Fund retains the right to redeem its shares in kind. Please see the SAI for more details.

•	If you request that a withdrawal check be delivered overnight, a $20 overnight fee will be charged; for Saturday delivery, a $30 overnight fee will be charged.

Please see additional information relating to signature guarantees later in this prospectus.

INVOLUNTARY REDEMPTIONS

The Fund reserves the right to close your account if the account value falls below the Fund’s minimum account balance, or you are deemed to engage in activities that are illegal (such as late trading) or otherwise believed to be detrimental to the Fund (such as market timing or frequent small redemptions), to the fullest extent permitted by law.

FEATURES AND POLICIES

Market Timing/Excessive Trading

Some investors try to profit from various short-term or frequent trading strategies known as market timing. Examples of market timing include switching money into funds when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one fund to another and then back again after a short period of time. As money is shifted in and out, a fund incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management, hurt fund performance and drive fund expenses higher. For example, the fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs or realize taxable capital gains without attaining any investment advantage. These costs are borne by all shareholders, including long-term investors who do not generate the costs.

Transamerica Premier Funds’ Board of Directors has approved policies that are designed to discourage market timing or excessive trading, which include limitations on the number of transactions in fund shares, as described in this prospectus. If you intend to engage in such practices, we request that you do not purchase shares of the Fund.

The Fund reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, which the Fund reasonably believes to be in connection with market timing or excessive trading. The Fund generally will consider four or more exchanges between funds, or frequent purchases and redemptions having a similar effect, during any rolling 90-day period to be evidence of market timing or excessive trading by a shareholder or by accounts under common control (for example, related shareholders, or a financial adviser with discretionary trading

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

authority over multiple accounts). However, the Fund reserves the right to determine less active trading to be “excessive” or related to market timing.

While the Fund discourages market timing and excessive short-term trading, the Fund cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through Omnibus Account Arrangements. The Fund’s distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excessive trading. There is no guarantee that the procedures used by financial intermediaries will be able to curtail frequent, short-term trading activity. For example, shareholders who seek to engage in frequent, short-term trading activity may use a variety of strategies to avoid detection, and the financial intermediaries’ ability to deter such activity may be limited by operational and information systems capabilities. Due to the risk that the Fund and financial intermediaries may not detect all harmful trading activity, it is possible that shareholders may bear the risks associated with such activity.

Orders to purchase, redeem or exchange shares forwarded by certain omnibus accounts with Transamerica Premier Funds will not be considered to be market timing or excessive trading for purposes of Transamerica Premier Funds’ policies. However, the market timing and excessive trading policies of these omnibus firms or plans may apply to transactions by the underlying shareholders.

Customer Service

Occasionally, Transamerica Premier Funds experiences high call volume due to unusual market activity or other events that may make it difficult for you to reach a Customer Service Representative by telephone. If you are unable to reach Transamerica Premier Funds by telephone, please consider visiting our website at www.transamericafunds.com. You may also send instructions by mail, by fax, or by using the Premier Quote line (automated phone system).

Uncashed Checks Issued on Your Account

If any check Transamerica Premier Funds issues is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. If applicable, we will also change your account distribution option from cash to reinvest. Interest does not accrue on amounts represented by uncashed checks. In cases where we are unable to reinvest check proceeds in the Fund that you held, for example, if the Fund has been liquidated or is closed to new investments, we reserve the right to reinvest the proceeds in another Transamerica Premier Fund, such as the Transamerica Premier Cash Reserve Fund.

Minimum Dividend Check Amounts

To control costs associated with issuing and administering dividend checks, we reserve the right not to issue checks under a specified amount. For accounts with the cash by check dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued.

Dividend Payment Schedule

Fund	When It Pays

Transamerica Premier High Yield Bond Fund	Monthly

Minimum Account Balance

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimum, Transamerica Premier Funds reserves the right to redeem all shares in any account for its net asset value if at any time the total value of the account is less than $100,000. Transamerica Premier Funds will notify you if the value of the account is less than the required minimum. You will have at least 60 days to bring the value of the account up to the required minimum before the redemption is processed.

Telephone Transactions

Transamerica Premier Funds and its transfer agent, Transamerica Fund Services, Inc. (“TFS”), are not liable for complying with telephone instructions that are deemed by them to be genuine. Transamerica Premier Funds and TFS will employ reasonable procedures to help ensure telephone instructions are genuine. In situations where Transamerica Premier Funds or TFS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions and tape recording conversations. Transamerica Premier Funds reserves the right to modify the telephone redemption privilege at any time.

Retirement and ESA State Street Account Maintenance Fees

Retirement plan and Coverdell ESA State Street accounts are subject to an annual custodial fee of $15 per fund account, with a maximum fee of $30 per Social Security Number. For example, an IRA in two fund accounts would normally be subject to a $30 annual custodial fee. The fee is waived if the total of the retirement plan and ESA account(s)’s value per Social Security Number is more than $50,000.

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

Professional Fees

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by Transamerica Premier Funds. Your financial professional will answer any questions that you may have regarding such fees.

Signature Guarantee

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (“STAMP2000”). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

An original signature guarantee is required if any of the following is applicable:

•	You request a redemption or distribution transaction totaling more than $100,000 or, in the case of an IRA with a market value in excess of $100,000, you request a custodian to custodian transfer.

•	You would like a check made payable to anyone other than the shareholder(s) of record.

•	You would like a check mailed to an address which has been changed within 10 days of the redemption request.

•	You would like a check mailed to an address other than the address of record.

•	You would like your redemption proceeds wired to a bank account other than a bank account of record.

•	You are adding or removing a shareholder from an account.

•	You are changing ownership of an account.

•	When establishing an electronic bank link, if the Transamerica Premier Funds account holder’s name does not appear on the check.

The Fund reserves the right to require an original signature guarantee under other circumstances or to reject or delay redemption on certain legal grounds.

An original signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.

•	The transaction amount exceeds the surety bond limit of an original signature guarantee.

•	The guarantee stamp has been reported as stolen, missing or counterfeit.

Employer-Sponsored Accounts

If you participate in an employer-sponsored plan and wish to make an allocation change to your current fund selection, you or your financial professional must notify Transamerica Premier Funds by phone or in writing. Please also remember to inform your employer of the change(s) to your fund allocation. Documentation for allocations submitted online or in writing from your employer will be used to allocate your contributions. This documentation will supersede all other prior instructions received from you or your financial professional. (Note: If you perform a partial or complete exchange to a new fund selection, your current fund allocation will remain unchanged for future contributions unless specified otherwise.)

E-mail Communications

As e-mail communications may not be secure, and because we are unable to take reasonable precautions to verify your shareholder and transaction information, we cannot respond to account-specific requests received via email. For your protection, we ask that all transaction requests be submitted only via telephone, mail or through the secure link on our website.

Statements and Reports

Transamerica Premier Funds will send you a confirmation statement after every transaction that affects your account balance or registration, with the exception of systematic transactions or transactions necessary to assess account fees. Systematic transactions and fees will be shown on your next regularly scheduled quarterly statement. Information regarding these fees is disclosed in this prospectus. Please review the confirmation statement carefully and promptly notify Transamerica Premier Funds of any error. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Please retain your statements. If you require historical statements, Transamerica Premier Funds may charge $10 per statement per year up to a maximum of $50 per Social Security Number. Financial reports for the Fund, which include a list of the holdings, will be mailed twice a year to all shareholders.

PRICING OF SHARES

How Share Price Is Determined

The price at which shares are purchased or redeemed is the NAV that is next calculated following receipt and acceptance of a purchase order in good order or receipt of a redemption order in good order by Transamerica Premier Funds or an authorized intermediary.

When Share Price Is Determined

The NAV of the Fund is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares (therefore, the NAV of the Fund holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Fund).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business on the NYSE, usually 4:00 p.m. Eastern time, receive the NAV determined as of the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

How NAV is Calculated

The NAV of the Fund is calculated by taking the value of the Fund’s net assets and dividing by the number of shares of the Fund that are then outstanding.

The Board of Directors has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to TAM.

In general, securities and other investments are based on market prices at the close of regular trading on the NYSE. Fund securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the Fund uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When market quotations are not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Directors may, in good faith, establish a value for the security in accordance with fair valuation procedures adopted by the Board of Directors. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security; securities for which the closing value is deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default or for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

DISTRIBUTIONS AND TAXES

Taxes on Distributions in General

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not have to pay income tax on amounts it distributes to shareholders, shareholders that are not generally tax-exempt will be

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

taxed on amounts they receive. Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay any tax on distributions. If the Fund declares a dividend in October, November, or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if they received it in the year in which it was declared.

You normally will be taxed on distributions you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers under current federal income tax law:

•	Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) will be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets).

•	Distributions designated by the Fund as “qualified dividend income” will also be taxed at a maximum rate of 15% (5% for individuals in the 10% and 15% federal tax brackets). Qualified dividend income generally is income derived from certain dividends from U.S. corporations or certain foreign corporations. Since the Fund’s income is derived primarily from sources that do not pay qualified dividend income, dividends from the Fund generally will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income.

•	Other distributions generally will be taxed at the ordinary tax rate applicable to the shareholder.

Since the Fund’s income is derived primarily from sources that do not pay dividends, dividends from the Fund generally will not qualify for the dividends-received deduction for corporate shareholders.

The Fund will send you a tax report annually summarizing the amount of and the tax aspects of your distributions. If you buy shares of the Fund shortly before it makes a distribution, the distribution may be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

Investors who invest through tax-deferred accounts, such as IRAs, 403(b) accounts, and qualified retirement plans, will ordinarily not be subject to tax until a distribution is made from the account at which time such distribution is generally taxed as ordinary income. These accounts are subject to complex tax rules and all tax-deferred account investors should consult their tax advisers regarding their investments in a tax-deferred account.

You must provide your taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service upon your investment in Fund shares.

Taxes on the Sale or Exchange of Shares

If you sell shares of the Fund or exchange them for shares of another fund, you generally will have a capital gain or loss, which generally will be a long-term capital gain or loss if you held the shares for more than one year; otherwise it will be a short-term capital gain or loss. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain that were received with respect to the shares.

Any gain or loss on the sale or exchange of shares is computed by subtracting your tax basis in the shares from the redemption proceeds in the case of a sale or the value of the shares received in the case of an exchange. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

Withholding Taxes

The Fund may be required to apply backup withholding of U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) on all distributions and redemption proceeds payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-Resident Alien Withholding

If you are a non-U.S. investor, you must provide a U.S. mailing address to establish an account unless you have a broker/dealer firm that submits your account through the National Securities Clearing Corporation, in which your broker/dealer will be required to submit a Foreign Certification Form. Investors changing a mailing address to a non-U.S. address will be required to have a Foreign Certification Form completed and returned to us if they have a broker/dealer before future purchases can be accepted. Shareholders that are not U.S. investors under the federal tax laws may be subject to U.S. withholding on certain distributions and are generally subject to U.S. tax certification requirements. Additionally, you will need to provide the appropriate tax form (generally, Form W-8BEN) and documentary evidence if you are not a U.S. resident alien.

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

Other Tax Information

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from, and investments made in shares of, the Fund. More information is provided in the SAI of the Fund. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in Transamerica Premier Funds.

INVESTMENT POLICY CHANGES

Transamerica Premier High Yield Bond Fund, as part of its investment policy, invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in certain securities as indicated in this prospectus. Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

To the extent authorized by law, Transamerica Premier Funds and the Fund reserves the right to discontinue offering shares at any time, to merge a class of shares, or to cease operations entirely.

SUMMARY OF BOND RATINGS

Following is a summary of the grade indicators used by two of the most prominent, independent rating agencies (Moody’s Investors Service, Inc. and Standard & Poor’s Corporation) to rate the quality of bonds. The first four categories are generally considered investment quality bonds. Those below that level are of lower quality, commonly referred to as “junk bonds.”

Standard
Investment Grade	Moody’s	& Poor’s

Highest quality	Aaa	AAA

High quality	Aa	AA

Upper medium	A	A

Medium, speculative features	Baa	BBB

Lower Quality

Moderately speculative	Ba	BB

Speculative	B	B

Very speculative	Caa	CCC

Very high risk	Ca	CC

Highest risk, may not be paying interest	C	C

In arrears or default	C	D

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Shareholder Information

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). This information through the period ended December 31, 2008 has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Transamerica Premier Funds’ 2008 Annual Report which is available by request by calling 1-800-892-7587.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2008	2007	2006	2005	2004
Net Asset Value
Beginning of year	$7.29	$7.79	$7.65	$7.95	$7.70

Operations
Net investment income(a)	0.57	0.57	0.55	0.52	0.54
Net realized and unrealized gain (loss) on investments	(2.30)	(0.49)	0.13	(0.29)	0.26

Total from investment operations	(1.73)	0.08	0.68	0.23	0.80

Dividends/Distributions and Other to Shareholders
Net investment income	(0.59)	(0.58)	(0.54)	(0.53)	(0.55)

Total dividends/distributions	(0.59)	(0.58)	(0.54)	(0.53)	(0.55)

Net Asset Value
End of year	$4.97	$7.29	$7.79	$7.65	$7.95

Total Return(b)	(25.13% )	0.86%	9.23%	3.08%	10.88%

Ratio and Supplemental Data
Expenses to average net assets:
After reimbursement/fee waiver	0.65%	0.65%	0.64%	0.65%	0.63%
Before reimbursement/fee waiver	0.65%	0.66%	0.64%	0.70%	0.63%
Net investment income, after reimbursement/fee waiver	8.77%	7.30%	7.09%	6.65%	7.06%
Portfolio turnover rate	82%	89%	127%	93%	152%
Net assets end of the year (in thousands)	$26,582	$48,509	$105,597	$97,480	$135,161

 (a)Calculation based on the average number of shares outstanding during the period.
 (b)Total Return represents aggregate total return for each period.

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

Appendix A

More on Strategies and Risks

HOW TO USE THIS SECTION

Descriptions of the principal strategies and risks are provided earlier in this prospectus. Referrals are made to this Appendix for more complete information associated with investing in the Fund. For best understanding, first read the description of the Fund. Then refer to this section to read about the risks particular to the Fund. For additional discussions of strategies and risks, please refer to the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (“1940 Act”) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a fund’s assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

The Fund qualifies as a diversified fund under the 1940 Act.

WHAT IS “BOTTOM-UP” ANALYSIS?

When the investment adviser uses a “bottom-up” approach, it looks primarily at individual companies against the context of broader market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

Changes in Interest Rates. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertible securities.

Length of Time to Maturity. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

Defaults. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

Declines in Ratings. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

Lack of Rating. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They’re considered riskier because of the higher possibility of default or loss of liquidity.

Low Quality. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid than higher quality debt securities because their issuers may be less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, the Sub-Adviser of the Fund may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

Loss of Liquidity. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash). Please see Appendix A of the SAI for a description of corporate bond ratings.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though the Fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, if the Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

Changes in Currency Values. Foreign securities are sold in currencies other than U.S. dollars. If a currency’s value drops, the value of Fund shares could drop, too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. The Fund may also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The Fund may incur costs when it converts other currencies into dollars, and vice-versa.

Currency Speculation. The foreign currency market is largely unregulated and subject to speculation. The Fund’s investments in foreign currency denominated securities may reduce the return of the Fund.

Different Accounting and Reporting Practices. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

Less Information Available to the Public. Foreign companies usually make far less information available to the public.

Less Regulation. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

More Complex Negotiations. Because of differing business and legal procedures, the Fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

Less Liquidity/More Volatility. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

Settlement Delays. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

Higher Custodial Charges. Fees charged by the Fund’s custodian for holding shares are higher for foreign securities than those of domestic securities.

Vulnerability to Seizure and Taxes. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

Political or Financial Instability and Small Markets. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

Different Market Trading Days. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before a transaction occurs.

Currency Hedging. The Fund currently may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the Fund’s currency exposure from one currency to another removes the Fund’s opportunity to profit from the original currency and involves a risk of increased losses for the Fund if the sub-adviser’s projection of future exchange rates is inaccurate.

Emerging Markets Risk. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, the Fund that invests in emerging markets countries may be required to establish special custody or other arrangements before investing.

INVESTING IN DERIVATIVES

The Fund may use derivative instruments as part of its investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

may not match so the benefits of the transaction might be diminished and the Fund may incur substantial losses.

The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the Fund:

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Subordination Risk. The Fund may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities).

Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

Leverage Risk. When the Fund engages in transactions that have a leveraging effect on the Fund’s portfolio, the value of the Fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. The Fund may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If the Fund manager incorrectly forecasts the value of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

Other risks in using derivatives include the risk of mis-pricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company’s common stock, but some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in

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Transamerica Premier Institutional Funds Prospectus – Institutional Class Shares

this way, convertible securities typically go up and down in price as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INVESTING IN FIXED-INCOME INSTRUMENTS

The Fund invests in “Fixed-Income Instruments,” which include, among others:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non-guaranteed-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-back securities;

•	inflation-indexed bonds issued by governments and corporations;

•	structures notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk; fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the Fund to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. If the Fund invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Sub-Adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Fund, or if an issuer of such a security has difficulty meeting its obligations, the Fund may become the holder of a restructured security or of underlying assets. In that case, the Fund may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

The Fund also may invest in derivatives based on fixed-income instruments.

PORTFOLIO TURNOVER

The Fund may engage in a significant number of short-term transactions, which may lower Fund performance. High turnover rate will not limit a manager’s ability to buy or sell securities for the Fund. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for the Fund. The Fund ultimately passes these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

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NOTICE OF PRIVACY POLICY

At Transamerica Premier Funds, protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address and account number;

•	Information we receive from you on applications or other forms, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain written, electronic and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-800-892-7587, Monday through Friday from 8 a.m. to 7 p.m. Eastern Time.

Note: This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of Transamerica Premier Funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

THIS PAGE IS NOT PART OF THIS PROSPECTUS

ADDITIONAL INFORMATION
AND ASSISTANCE

Transamerica Premier Funds
P.O. Box 219427, Kansas City,
MO 64121-9427
Customer Service: 1-800-89-ASK-US (1-800-892-7587)
www.transamericafunds.com

ADDITIONAL INFORMATION about Transamerica Premier Funds is contained in the annual and semi-annual reports to shareholders and in the Statement of Additional Information (“SAI”) dated May 1, 2009, which is incorporated by reference into this prospectus. In the Transamerica Premier Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected Transamerica Premier Funds’ performance during the last fiscal year.

You may also call 1-800-89-ASK-US (1-800-892-7587) or visit the Transamerica Premier Funds’ website at www.transamericafunds.com (select Transamerica Premier Funds) to request this additional information about the Transamerica Premier Funds without charge or to make shareholder inquiries.

Other information about Transamerica Premier Funds has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about Transamerica Premier Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the public reference room may be obtained by calling the SEC at 202-551-8090. Information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009, or by electronic request at publicinfo@sec.gov.

Reports and other information about Transamerica Premier Funds are also available on the SEC’s internet site at http://www.sec.gov.

For more information about Transamerica Premier Funds, you may obtain a copy of the SAI or the annual and semi-annual reports, without charge, or to make other inquiries about Transamerica Premier Funds, call or write to Transamerica Premier Funds at the phone number or address listed above.

Distributor: Transamerica Capital, Inc.
The Investment Company Act File Number for Transamerica Investors, Inc. is 811-09010